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                                                                    Exhibit 10.2

                                                                EXHIBIT D TO THE
                                                                CREDIT AGREEMENT
                                                                     AS EXECUTED

                               SECURITY AGREEMENT

                               Dated July 23, 1999

                                      From

                            LODGIAN FINANCING CORP.,

                                 SERVICO, INC.,

                             IMPAC HOTEL GROUP, LLC,

                                       and

                      THE OTHER GRANTORS REFERRED TO HEREIN

                                  as Grantors,

                                       to

                       MORGAN STANLEY SENIOR FUNDING, INC.

                               as Collateral Agent

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                                TABLE OF CONTENTS

Section                                                                     Page

1.   Grant of Security                                                         2
2.   Security for Obligations                                                  6
3.   Grantors Remain Liable                                                    6
4.   Delivery and Control of Security Collateral, Account Collateral or
     Agreement Collateral                                                      6
5.   Maintaining the Pledged Accounts                                          7
6.   Maintaining the Collateral Account and the L/C Collateral Account         7
7.   Investing of Amounts in the Collateral Account and the L/C Collateral
     Account                                                                   8
8.   Release of Amounts                                                        8
9.   Representations and Warranties                                            8
10.  Further Assurances                                                       10
11.  As to Equipment and Inventory                                            11
12.  Insurance                                                                12
13.  Place of Perfection; Records; Collection of Receivables                  13
14.  Voting Rights; Dividends; Etc.                                           14
15.  As to the Assigned Agreements                                            15
16.  Payments Under the Assigned Agreements                                   16
17.  Transfers and Other Liens; Additional Shares                             16
18.  Collateral Agent Appointed Attorney-in-Fact                              17
19.  Collateral Agent May Perform                                             17
20.  The Collateral Agent's Duties                                            17
21.  Remedies                                                                 18
22.  Indemnity and Expenses                                                   19
23.  Amendments; Waivers; Additional Grantors; Etc                            20
24.  Notices; Etc                                                             20
25.  Continuing Security Interest; Assignments under the Credit Agreement     21
26.  Release; Termination                                                     21
27.  Security Interest Absolute                                               21
28.  Execution in Counterparts                                                23
29.  The Mortgages                                                            23
30.  Governing Law                                                            23

Schedules

Schedule I     -  Pledged Shares and Pledged Debt
Schedule II    -  Assigned Agreements
Schedule III   -  Locations of Equipment and Inventory
Schedule IV    -  Chief Place of Business, Chief Executive Office and Federal
                  Tax Identification Number
Schedule V     -  Trade Names
Schedule VI    -  Pledged Accounts

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Exhibits

Exhibit A      -  Form of Security Agreement Supplement
Exhibit B      -  Form of Pledged Account Letter
Exhibit C      -  Form of Consent and Agreement

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                               SECURITY AGREEMENT

            SECURITY AGREEMENT dated July 23, 1999 made by LODGIAN FINANCE CORP., a Delaware corporation (the "Borrower"), SERVICO, INC., a Florida corporation ("Servico"), IMPAC HOTEL GROUP, LLC, a Georgia limited liability company ("Impac" and, together with Servico, the "Affiliate Guarantors"), the other persons listed on the signature pages hereof and the Additional Grantors (as defined in Section 23) (the Borrower, the Affiliate Guarantors, the persons so listed and the Additional Grantors being, collectively, the "Grantors"), to Morgan Stanley Senior Funding, Inc., as collateral agent (together with any successor collateral agent appointed pursuant to Article VII of the Credit Agreement (as hereinafter defined), the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement).

            PRELIMINARY STATEMENTS.

            (1) The Borrower and the Affiliate Guarantors have entered into a Credit Agreement dated as of July 23, 1999 (said Agreement, as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the "Credit Agreement") with the Lender Parties and the Agents (each as defined therein).

            (2) Pursuant to the Credit Agreement, the Grantors are entering into this Agreement in order to grant to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in all of its personal property and fixtures and other assets of the Grantors now owned or hereafter acquired.

            (3) Each Grantor is the owner of the shares (the "Initial Pledged Shares") of stock set forth opposite such Grantor's name on and as otherwise described in Part I of Schedule I hereto and issued by the corporations named therein and of the indebtedness (the "Initial Pledged Debt") set forth opposite such Grantor's name on and as otherwise described in Part II of Schedule I hereto and issued by the obligors named therein.

            (4) The Grantors shall open a collateral securities account in the name of the Collateral Agent and under the sole control and dominion of the Collateral Agent and subject to the terms of this Agreement.

            (5) The Borrower shall open a collateral securities account (the "L/C Collateral Account"), in the name of the Collateral Agent and under the sole control and dominion of the Collateral Agent and subject to the terms of this Agreement.

            (6) It is a condition precedent to the making of Advances and the issuance of Letters of Credit by the Lender Parties under the Credit Agreement from time to time that the Grantors shall have granted the assignment and security interest and made the pledge and assignment contemplated by this Agreement.

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            (7) Each Grantor will derive substantial direct and indirect benefit from the transactions contemplated by the Loan Documents.

            (8) Terms defined in the Credit Agreement and not otherwise defined in this Agreement are used in this Agreement as defined in the Credit Agreement. Further, unless otherwise defined in this Agreement or in the Credit Agreement, terms defined in Article 8 or 9 of the Uniform Commercial Code in effect in the State of New York ("N.Y. Uniform Commercial Code") are used in this Agreement as such terms are defined in such Article 8 or 9.

            NOW, THEREFORE, in consideration of the premises and in order to induce the Lender Parties to make Advances and issue Letters of Credit under the Credit Agreement from time to time, each Grantor hereby agrees with the Collateral Agent for the ratable benefit of the Secured Parties as follows:

            Section 1. Grant of Security. Each Grantor hereby assigns and pledges to the Collateral Agent for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in, the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the "Collateral"):

            (a) all of such Grantor's right, title and interest in and to all equipment in all of its forms (including, without limitation, all (i) bureaus, bookcases, chiffonniers, chests, sofas, divans, couches, chairs, stools, tables, desks, lamps, mirrors, rugs, carpeting, drapes, draperies, curtains, venetian blinds, screens, paintings, hangings, sculptures, pictures and other decorative works, beds, linens, pillows, blankets, foodcarts, chinaware, glassware, cookware, stoves, ranges, refrigerators, dishwashers, garbage disposals, incinerators, washers and dryers, laundry machines, dry cleaning facilities, bars, bar fixtures, liquor and other drink dispensers, icemakers, vacuum cleaning systems, floor cleaning, waxing and polishing equipment, brackets, electrical signs, bulbs, cells, cabinets, lockers, shelving, luggage carts, luggage racks, keys or other entry systems, radios, television sets, intercom and paging equipment, switchboards, private telephone systems, conduits, compressors, call systems, tools, machinery, engines, dynamos, motors, boats, boilers, spotlighting equipment, golf carts, buggies, motor vehicles, bicycles),
      (ii) production, manufacturing, distribution, selling, data processing, computer and office equipment and tools, (iii) notebooks, drawings, diagrams, plans, manuals, computer peripherals, hardware, firmware, software, data storage tapes, disks, diskettes and other computerized information), and (iv) other customary hotel or similar equipment and other tangible property of every kind and nature whatsoever and other property of every kind and description which may be construed to be personal property of every kind and description, whether now existing or hereafter attached to, erected upon, situated in or upon, forming a part of, appurtenant to, used or useful in the construction of or in connection with, or arising from the use or enjoyment of all or any portion of the hotels, all fixtures and all parts thereof and all accessions thereto including, without limitation,

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      all docks, piers, jetties, and pontoons (any and all such equipment, fixtures, parts and accessions being the "Equipment");

            (b) all of such Grantor's right, title and interest in and to all inventory in all of its forms, (including, but not limited to all, (i) provisions in storerooms, refrigerators, pantries and kitchens, beverages in wine cellars and bars, other merchandise intended for sale, fuel, mechanical supplies, stationary and other expensed supplies and similar items and raw materials and work in process therefor, finished goods thereof and materials used or consumed in the manufacture, production, preparation or shipping thereof, (ii) goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Grantor has an interest or right as consignee) and (iii) goods that are returned to or repossessed or stopped in transit by such Grantor), and all accessions thereto and products thereof and documents therefor (any and all such inventory, accessions, products and documents being the "Inventory");

            (c) all of such Grantor's right, title and interest in and to all accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles, and to the extent assignable, all licenses (including, but not limited to, any operating licenses, alcoholic beverage licenses or similar licenses), license agreements, contracts, management contracts or agreements, guaranties, warranties, franchise agreements, permits, authorities or certificates, and other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and whether or not earned by performance, and all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles or obligations, (any and all such accounts, contract rights, chattel paper, instruments, deposit accounts, instruments, general intangibles and obligations, to the extent not referred to in clause (d), (e) or (f) below, being the "Receivables", and any and all such leases, security agreements and other contracts being the "Related Contracts");

            (d) all of such Grantor's right, title and interest in and to the following (the "Security Collateral"):

                        (i) the Initial Pledged Shares and the certificates, if
            any, representing the Initial Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Shares;

                        (ii) the Initial Pledged Debt and the instruments, if
            any, evidencing the Initial Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Debt;

                        (iii) all additional shares of stock from time to time
            issued by any subsidiary of such Grantor (such shares, together with the Initial Pledged Shares, being the "Pledged Shares"), and the certificates, if any, representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

                  (iv) all additional indebtedness from time to time owed to such Grantor (such indebtedness, together with the Initial Pledged Debt, being the "Pledged Debt") and the instruments, if any, evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

                  (v) all other investment property (including, without
            limitation, all (A) securities, whether certificated or uncertificated, (B) security entitlements, and (C) securities accounts) in which such Grantor has now, or acquires from time to time hereafter, any right, title or interest in any manner, and the certificates or instruments, if any, representing or evidencing such investment property, and all dividends, interest, distributions, value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such investment property;

            (e) all of such Grantor's right, title and interest in and to each of the agreements listed on Schedule II hereto, and each Hedge Agreement to which such Grantor is now or may hereafter become a party, in each case as such agreements may be amended, amended and restated, supplemented or otherwise modified from time to time (collectively, the "Assigned Agreements"), including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) claims of such Grantor for damages arising out of or for breach of or default under the Assigned Agreements and (iv) the right of such Grantor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder (all such Collateral being the "Agreement Collateral");

            (f) all of such Grantor's right, title and interest in and to the following (collectively, the "Account Collateral"):

                  (i) the Collateral Account, all financial assets from time to time credited to the Collateral Account (including, without limitation, all Cash Equivalents from time to time credited to the Collateral Account), and all dividends, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such financial assets;

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                  (ii) the L/C Collateral Account, all financial assets from time to time credited to the L/C Collateral Account (including, without limitation, all Cash Equivalents from time to time credited to the L/C Collateral Account), and all dividends, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such financial assets;

                  (iii) the Concentration Account (as hereinafter defined), all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Concentration Account;

                  (iv) all other deposit accounts of such Grantor, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such deposit accounts;

                  (v) all notes, certificates of deposit, deposit accounts,
            checks and other instruments from time to time delivered to or otherwise possessed by the Collateral Agent for or on behalf of such Grantor, including, without limitation, those delivered or possessed in substitution for or in addition to any or all of the then existing Account Collateral; and

               (vi) all interest, dividends, cash, instruments and
            other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral; and

            (g) all proceeds of any and all of the Collateral (including, without limitation, proceeds that constitute property of the types described in clauses (a) through (f) of this Section 1 and this clause
      (g)) and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and
      (ii) cash.

            Section 2. Security for Obligations. This Agreement secures, in the case of each Grantor, the payment of all Obligations of such Grantor now or hereafter existing under the Loan Documents, whether direct or indirect, absolute or contingent, and including, without limitation, any amendments, amendment and restatements, supplements, modifications, extensions, substitutions and renewals thereof, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise (all such Obligations being the "Secured Obligations"). Without limiting the generality of the foregoing, this Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the Secured Obligations and would be owed by such Grantor to any Secured Party under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party.

            Section 3. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in such Grantor's Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Loan Document, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

            Section 4. Delivery and Control of Security Collateral, Account Collateral or Agreement Collateral. (a) All certificates or instruments representing or evidencing Security Collateral, Account Collateral or Agreement Collateral (and, to the extent requested by the Collateral Agent, any other Collateral) shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent. The Collateral Agent shall have the right, at any time when an Event of Default has occurred and is continuing, upon prior notice to the Grantors, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Security Collateral, subject only to the revocable rights specified in Section 14(a). In addition, the Collateral Agent shall have the right at any time to exchange certificates or instruments held by it representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations.

            (b) With respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes an uncertificated security, such Grantor will cause the issuer thereof either (i) to register the Collateral Agent as the registered owner of such security or (ii) to agree in writing with such Grantor and the Collateral Agent that such issuer will comply with instructions with respect to such security originated by the Collateral Agent without further consent of such Grantor, such agreement to be in form and substance satisfactory to the Collateral Agent, any such action to be taken by the Collateral Agent only when an Event of Default has occurred and is continuing.

            (c) With respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes a security entitlement, such Grantor will cause the securities intermediary with respect to such security entitlement either (i) to identify in its records the Collateral Agent as the entitlement holder of such security entitlement against such securities intermediary or (ii) to agree in writing with such Grantor and the Collateral Agent that such securities intermediary will comply with entitlement orders (that is, notifications communicated to such securities intermediary directing transfer or redemption of the financial asset to which such Grantor has a security entitlement) originated by the Collateral Agent without further consent of such Grantor, such agreement to be in form and substance reasonably satisfactory to the Collateral Agent (such agreement being a "Securities Account Control Agreement"), any such action to be taken by the Collateral Agent only when an Event of Default has occurred and is continuing.

            (d) With respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes a securities account, such Grantor will, comply with subsection (c) of this Section 4 with respect to all security entitlements credited to such securities account.

            Section 5. Maintaining the Pledged Accounts. So long as any Advance or any other Obligation of any Loan Party under any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment under the Credit Agreement, the Borrower will maintain its cash management concentration account (the "Concentration Account") only with a bank that has entered into a letter agreement in substantially the form of Exhibit B hereto or otherwise in form and substance satisfactory to the Collateral Agent with the Borrower and the Collateral Agent (the "Pledged Account Letter").

            Section 6. Maintaining the Collateral Account and the L/C Collateral Account. So long as any Advance or any other Obligation of any Loan Party under any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding or any Lender shall have any Commitment under the Credit Agreement:

            (a) The Borrower will maintain the Collateral Account and the L/C Collateral Account with the Collateral Agent or another commercial bank acceptable to the Collateral Agent that has entered into a Pledged Account Letter (the Collateral Agent or bank with which the Collateral Account and the L/C Collateral Account are maintained being the "Collateral Bank").

            (b) It shall be a term and condition of each of the Collateral Account and the L/C Collateral Account, notwithstanding any term or condition to the contrary in any other agreement relating to the Collateral Account or the L/C Collateral Account, as the case may be, and except as otherwise provided by the provisions of Section 8 and Section 21, that no amount (including interest on Cash Equivalents credited thereto) will be paid or released to or for the account of, or withdrawn by or for the account of, the Borrower or any other Person from the Collateral Account or the L/C Collateral Account, as the case may be.

            Section 7. Investing of Amounts in the Collateral Account and the L/C Collateral Account. The Collateral Agent will, subject to the provisions of
Section 8 and Section 21, from time to time direct the Collateral Bank to (a) invest amounts received with respect to the Collateral Account and the L/C Collateral Account in such Cash Equivalents credited to the Collateral Account and the L/C Collateral Account, respectively, as the Borrower may select and (b) invest interest paid on the Cash Equivalents referred to in clause (a) above, and reinvest other proceeds of any such Cash Equivalents that may mature or be sold, in each case in such Cash Equivalents credited to the Collateral Account and the L/C Collateral Account, respectively, as the Borrower may select. Interest and proceeds that are not invested or reinvested in Cash

Equivalents as provided above shall be deposited and held in a deposit account with the Collateral Bank in the name of the Collateral Agent and under the sole control and dominion of the Collateral Agent, such deposit account to be deemed to constitute part of the Collateral Account or the L/C Collateral Account, as the case may be. In addition, the Collateral Agent shall have the right at any time to direct the Collateral Bank to exchange such Cash Equivalents for similar Cash Equivalents of smaller or larger determinations, or for other Cash Equivalents, credited to the Collateral Account or the L/C Collateral Account, as the case may be.

            Section 8. Release of Amounts. So long as no Event of Default shall have occurred and be continuing, the Collateral Agent will direct the Collateral Bank to pay and release to the Borrower or at its order or, at the request of the Borrower, to the Administrative Agent to be applied to the Obligations of the Borrower under the Loan Documents, such amount, if any, as is then on deposit in the Collateral Account or the L/C Collateral Account, as the case may be, provided, however, that with respect to amounts deposited in the L/C Collateral Account pursuant to Section 2.06(b), 5.01(j) or 6.02 of the Credit Agreement, such amounts will be released only to the extent permitted by the terms of the Credit Agreement.

            Section 9. Representations and Warranties. Each Grantor represents and warrants as follows:

            (a) All of the Equipment and Inventory of such Grantor are located at the places specified therefor in Schedule III hereto, as such Schedule III may be amended, amended and restated, supplemented or otherwise modified from time to time pursuant to Section 11(a). The chief place of business and chief executive office of such Grantor are located at the address specified therefor in Schedule IV hereto, as such Schedule IV may be amended, amended and restated, supplemented or otherwise modified from time to time pursuant to Section 13(a). Such Grantor's federal tax identification number is set forth opposite such Grantor's name in IV hereto. All Security Collateral consisting of certificated securities and instruments have been delivered to the Collateral Agent. None of the Receivables or Agreement Collateral is evidenced by a promissory note or other instrument that has not been delivered to the Collateral Agent.

            (b) Such Grantor is the legal and beneficial owner of the Collateral of such Grantor free and clear of any Lien, claim, option or right of others, except for the security interest created under this Agreement or Liens permitted by the Credit Agreement. Such Grantor has the trade names listed on Schedule V hereto.

            (c) Such Grantor has exclusive possession and control of substantially all of the Equipment and Inventory owned by it.

            (d) The Pledged Shares pledged by such Grantor hereunder have been duly authorized and validly issued and are fully paid and non-assessable. The Pledged Debt pledged by such Grantor hereunder has been duly authorized, authenticated or issued and delivered, to the best knowledge of the Grantor is the legal, valid and binding obligation of the issuers thereof, is evidenced by one or more promissary notes (which notes have been delivered to the Collateral Agent) and is not in default.

            (e) The Initial Pledged Shares constitute the percentage of the issued and outstanding shares of stock of the issuers thereof indicated on
      Schedule I hereto as of the date hereof. The Initial Pledged Debt constitutes all of the outstanding indebtedness owed to such Grantor by the issuers thereof and is outstanding, as of the date hereof, in the principal amount indicated on Schedule I hereto as of the date hereof.

            (f) The Assigned Agreements to which such Grantor is a party, true and complete copies of which (other than the Hedge Agreements) have been furnished to each Secured Party, have been duly authorized, executed and delivered by all parties thereto, have not been amended, amended and restated, supplemented or otherwise modified, are in full force and effect and are binding upon and enforceable against all parties thereto in accordance with their terms. There exists no default under any Assigned Agreement to which such Grantor is a party by any party thereto. Each party to the Assigned Agreements listed on Schedule II hereto to which such Grantor is a party other than the Grantors has executed and delivered to such Grantor a consent, in substantially the form of Exhibit C hereto or otherwise in form and substance satisfactory to the Collateral Agent, to the assignment of the Agreement Collateral to the Collateral Agent pursuant to this Agreement.

            (g) As of the date hereof, such Grantor has no deposit accounts other than the deposit accounts listed on Schedule VI hereto. In accordance with its normal business practice, each Grantor deposits or causes to be deposited all payments received by it to a deposit account, amounts deposited to which are transferred to the concentration account (the "Concentration Account") in accordance with the Borrower's normal business practice.

            (h) All filings and other actions necessary or desirable to perfect and protect the security interest in the Collateral created under this Agreement have been duly made or taken, and this Agreement creates in favor of the Collateral Agent for the benefit of the Secured Parties a valid and, together with such filings and other actions, perfected first priority security interest in the Collateral of such Grantor, securing the payment of the Secured Obligations.

            (i) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the grant by such Grantor of the assignment, pledge and security interest granted hereunder or for the execution, delivery or performance of this Agreement by such Grantor, (ii) the perfection or maintenance of the assignment, pledge and security interest created hereunder (including the first priority nature of such assignment, pledge or security interest), except for the filing of financing and continuation statements under the Uniform Commercial Code, which financing statements have been duly filed and are in full force and effect, and the actions described in Section 4 with respect to Security

      Collateral, which actions have been taken and are in full force and effect, or (iii) for the exercise by the Collateral Agent of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally.

            Section 10. Further Assurances. (a) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Collateral Agent may request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor will promptly:
(i) at the request of the Collateral Agent, mark conspicuously each document included in the Inventory, each chattel paper included in the Receivables, each Related Contract, each Assigned Agreement and each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Collateral Agent, indicating that such document, chattel paper, Related Contract, Assigned Agreement or Collateral is subject to the security interest granted hereby; (ii) if any Collateral shall be evidenced by a promissory note or other instrument or chattel paper in repsect of an amount of $100,000 or more, deliver and pledge to the Collateral Agent hereunder such note or instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent; (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Collateral Agent may request, in order to perfect and preserve the security interest granted or purported to be granted hereunder ; (iv) deliver and pledge to the Collateral Agent for benefit of the Secured Parties certificates representing the Pledged Shares accompanied by undated stock powers executed in blank; and (v) deliver to the Collateral Agent evidence that all other action that the Collateral Agent may deem reasonably necessary or desirable in order to perfect and protect the security interest created under this Agreement has been taken.

            (b) Each Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of such Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

            (c) Each Grantor will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

            Section 11. As to Equipment and Inventory. (a) Each Grantor will keep the Equipment and Inventory of such Grantor (other than Inventory sold in the ordinary course of business) at the places therefor specified in Section 9(a) or, upon 30 days' prior written notice to the Collateral Agent, at such other places in a jurisdiction where all action required by Section 10 shall have been taken with respect to such Equipment and Inventory (and, upon the taking of such action in such jurisdiction, Schedule III hereto shall be automatically amended to include such other places).

            (b) Each Grantor will cause the Equipment of such Grantor to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual, and will forthwith, or in the case of any loss or damage to any of such Equipment as soon as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end. Each Grantor will promptly furnish to the Collateral Agent a statement respecting any loss or damage exceeding $500,000 to any of the Equipment or Inventory of such Grantor.

            (c) Each Grantor will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including, without limitation, claims for labor, materials and supplies) against, the Equipment and Inventory of such Grantor. In producing the Inventory, each Grantor will comply in all material respects with all requirements of applicable law, including, without limitation, the Fair Labor Standards Act.

            Section 12. Insurance. (a) Each Grantor will, at its own expense, maintain insurance with respect to the Equipment and Inventory of such Grantor in such amounts, against such risks, in such form and with such insurers, as shall be in accordance with industry practice and reasonably satisfactory to the Collateral Agent from time to time. Each policy for liability insurance shall provide for all losses to be paid on behalf of the Collateral Agent and such Grantor as their interests may appear, and each policy for property damage insurance shall provide for all losses (except for losses of less than $500,000 per occurrence) to be paid directly to the Collateral Agent. Each such policy shall in addition, to the extent reasonably available (i) name such Grantor and the Collateral Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Collateral Agent) as their interests may appear, (ii) contain the agreement by the insurer that any loss thereunder in excess of $500,000 shall be payable to the Collateral Agent notwithstanding any action, inaction or breach of representation or warranty by such Grantor, (iii) provide that there shall be no recourse against the Collateral Agent for payment of premiums or other amounts with respect thereto and (iv) provide that at least 10 days' prior written notice of cancellation or of lapse shall be given to the Collateral Agent by the insurer. Each Grantor will, if so requested by the Collateral Agent, deliver to the Collateral Agent original or duplicate policies of such insurance and, as requested by the Collateral Agent (but not more than once a year), a report of a reputable insurance broker with respect to such insurance. Further, each Grantor will, at the request of the Collateral Agent, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of Section 10 and cause the insurers to acknowledge notice of such assignment.

            (b) Reimbursement under any liability insurance maintained by any Grantor pursuant to this Section 12 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory when subsection (c) of this Section 12 is not applicable, the applicable Grantor will make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance properly received by or released to such Grantor shall be used by such Grantor, except as otherwise required hereunder or by the Credit Agreement, to pay or as reimbursement for the costs of such repairs or replacements.

            (c) So long as no Event of Default shall have occurred and be continuing, all insurance payments received by the Collateral Agent in connection with any loss, damage or destruction of any Inventory or Equipment will be released by the Collateral Agent to the applicable Grantor for the repair, replacement or restoration thereof, subject to such terms and conditions with respect to the release thereof as the Collateral Agent may reasonably require.

            Section 13. Place of Perfection; Records; Collection of Receivables.
(a) Each Grantor will keep its chief place of business and chief executive office at the location therefor specified in Section 9(a) or, upon 30 days' prior written notice to the Collateral Agent, at such other location in a jurisdiction where all actions required by Section 10 shall have been taken with respect to the Collateral (and, upon the taking of such action in such jurisdiction, Schedule IV hereto shall be automatically amended to include such other location). Each Grantor will hold and preserve its records relating to the Collateral, the Assigned Agreements, the Related Contracts and chattel paper and will permit representatives of the Collateral Agent at any time during normal business hours to inspect and make abstracts from such records and other documents. No Grantor will change or add any securities intermediary that maintains any securities account in which any of the Collateral is credited or carried, or change or add any such securities account, in each case without first complying with the provisions of Section 4 in order to perfect the security interest granted hereunder in such Collateral.

            (b) Except as otherwise provided in this subsection (b), each Grantor will continue to collect, at its own expense, all amounts due or to become due such Grantor under the Receivables and the Related Contracts. In connection with such collections, such Grantor may take (and, at the Collateral Agent's direction, will take) such action as such Grantor or the Collateral Agent may deem necessary or advisable to enforce collection of the Receivables and the Related Contracts; provided, however, that the Collateral Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the Obligors under any Receivables or Related Contracts of the assignment of such Receivables or Related Contracts to the Collateral Agent and to direct such Obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Receivables or Related Contracts, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by any Grantor of the notice from the Collateral Agent referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including instruments) received by such Grantor in respect of the Receivables and the Related Contracts shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral

Agent in the same form as so received (with any necessary indorsement) to be deposited in the Collateral Account and either (A) released to such Grantor on the terms set forth in Section 8 so long as no Event of Default shall have occurred and be continuing or (B) if any Event of Default shall have occurred and be continuing, applied as provided in Section 21(b) and (ii) such Grantor will not adjust, settle or compromise the amount or payment of any Receivable, release wholly or partly any Obligor thereof, or allow any credit or discount thereon. No Grantor will permit or consent to the subordination of its right to payment under any of the Receivables or the Related Contracts to any other indebtedness or obligations of the Obligor thereof.

            Section 14. Voting Rights; Dividends; Etc. (a) So long as no Event of Default shall have occurred and be continuing:

            (i) Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of such Grantor or any part thereof for any purpose; provided however, that such Grantor will not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of the Security Collateral or any part thereof.

            (ii) Each Grantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of such Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Loan Documents; provided, however, that any and all

                        (A) dividends, interest and other distributions paid or
            payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral,

                        (B) dividends and other distributions paid or payable in
            cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus and

                        (C) cash paid, payable or otherwise distributed in
            respect of principal of, or in redemption of, or in exchange for, any Security Collateral shall be, and shall be forthwith delivered to the Collateral Agent to hold as, Security Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Grantor and be forthwith delivered to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement).

            (iii) The Collateral Agent will execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

            (b) Upon the occurrence and during the continuance of an Event of Default]:

            (i) All rights of each Grantor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 14(a)(i) shall, upon notice to such Grantor by the Collateral Agent, cease and (y) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 14(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions.

            (ii) All dividends, interest and other distributions that are received by any Grantor contrary to the provisions of paragraph (i) of this Section 14(b) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement).

            (iii) The Collateral Agent shall be authorized to send to each Securities Intermediary as defined in and under any Control Agreement a Notice of Exclusive Control as defined in and under such Control Agreement.

            Section 15. As to the Assigned Agreements. (a) Each Grantor will at its expense:

            (i) perform and observe all terms and provisions of the Assigned Agreements to be performed or observed by it, maintain the Assigned Agreements to which it is a party in full force and effect, enforce the Assigned Agreements to which it is a party in accordance with the terms thereof and take all such action to such end as may be requested from time to time by the Collateral Agent; and

            (ii) furnish to the Collateral Agent promptly upon receipt thereof copies of all notices, requests and other documents received by such Grantor under or pursuant to the Assigned Agreements to which it is a party, and from time to time (A) furnish to the Collateral Agent such information and reports regarding the Assigned Agreements and such other Collateral of such Grantor as the Collateral Agent may reasonably request and (B) upon request of the Collateral Agent make to each other party to any Assigned Agreement to which it is a party such demands and requests for information and reports or for action as such Grantor is entitled to make thereunder.

            (b) Each Grantor agrees that it will not, except to the extent otherwise permitted under the Credit Agreement:

            (i) cancel or terminate any Assigned Agreement to which it is a party or consent to or accept any cancellation or termination thereof;

            (ii) amend, amend and restate, supplement or otherwise modify any such Assigned Agreement or give any consent, waiver or approval thereunder;

            (iii) waive any default under or breach of any such Assigned Agreement;

            (iv) consent to or permit or accept any prepayment of amounts to become due under or in connection with any Assigned Agreement, except as expressly provided therein; or

            (v) take any other action in connection with any such Assigned Agreement that would impair the value of the interests or rights of such Grantor thereunder or that would impair the interests or rights of any Secured Party.

            (c) Each Grantor hereby consents on its behalf and on behalf of its Subsidiaries to the assignment and pledge to the Collateral Agent for benefit of the Secured Parties of each Assigned Agreement to which it is a party by any other Grantor hereunder.

            Section 16. Payments Under the Assigned Agreements. (a) Each Grantor agrees, and has effectively so instructed each other party to each Assigned Agreement to which it is a party, that all payments due or to become due under or in connection with such Assigned Agreement will be made directly to the Collateral Account.

            (b) All moneys received or collected pursuant to subsection (a) above shall be (i) released to the applicable Grantor on the terms set forth in
Section 8 so long as no Event of Default shall have occurred and be continuing or (ii) if any Event of Default shall have occurred and be continuing, applied as provided in Section 21(b).

            Section 17. Transfers and Other Liens; Additional Shares. (a) Each Grantor agrees that it will not (i) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral, other than sales, assignments and other dispositions of Collateral, and options relating to Collateral, permitted under the terms of the Credit Agreement, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral of such Grantor except for the pledge, assignment and security interest created under this Agreement.

            (b) Each Grantor agrees that it will (i) cause each issuer of the Pledged Shares pledged by such Grantor not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to such Grantor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities.

            Section 18. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Collateral Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Collateral Agent's discretion, to take any action and to execute any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

            (a) to obtain and adjust insurance required to be paid to the Collateral Agent pursuant to Section 12,

            (b) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

            (c) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or (b) above, and

            (d) to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Assigned Agreement or the rights of the Collateral Agent with respect to any of the Collateral.

            Section 19. Collateral Agent May Perform. If any Grantor fails to perform any agreement contained herein, the Collateral Agent may, but without any obligation to do so and without notice, itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by such Grantor under Section 22(b).

            Section 20. The Collateral Agent's Duties. The powers conferred on the Collateral Agent hereunder are solely to protect the Secured Parties' interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property. Anything contained herein to the contrary notwithstanding, the Collateral Agent may from time to time when the Collateral Agent deems it to be necessary appoint one or more subagents (each a "Subagent") for the Collateral Agent hereunder with respect to all or any part of the Collateral. In the event that the Collateral Agent so appoints any Subagent with respect to any Collateral, (1) the assignment and pledge of such Collateral and the security interest granted in such Collateral by each Grantor hereunder shall be deemed for purposes of this Security Agreement to have been made to such Subagent for the ratable benefit of the Secured Parties, as security for the Secured Obligations of such Grantor, (2) such Subagent shall automatically be vested with all rights, powers, privileges, interests and remedies of the Collateral Agent hereunder with respect to such Collateral, and (3) the term "Collateral Agent," when used herein in relation to any rights, powers, privileges, interests and remedies of the Collateral Agent with respect to such Collateral, shall include such Subagent; provided, however, that no such Subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Collateral Agent.

            Section 21. Remedies. If any Event of Default shall have occurred and be continuing:

            (a) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the N.Y. Uniform Commercial Code (whether or not the N.Y. Uniform Commercial Code applies to the affected Collateral) and also may:
      (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place and time to be designated by the Collateral Agent that is reasonably convenient to both parties; (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable; (iii) occupy any premises owned or leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; and (iv) exercise any and all rights and remedies of any of the Grantors under or in connection with the Assigned Agreements, the Receivables and the Related Contracts or otherwise in respect of the Collateral, including, without limitation, any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Assigned Agreements, the Receivables and the Related Contracts. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) Any cash held by or on behalf of the Collateral Agent and all cash proceeds received by or on behalf of the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to Section
      22) in whole or in part by the Collateral Agent for the ratable benefit of the Secured Parties against, all or any part of the Secured Obligations in such order as the Collateral Agent shall elect or as otherwise permitted or required by the Credit Agreement. Any surplus of such cash or cash proceeds held by or on the behalf of the Collateral Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the applicable Grantor or to whomsoever may be lawfully entitled to receive such surplus.

            (c) All payments received by any Grantor under or in connection with any Assigned Agreement or otherwise in respect of the Collateral shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement).

            (d) The Collateral Agent may, without notice to any Grantor except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations against any funds held in any deposit account that constitutes part of, or is otherwise related to, the Collateral Account or the L/C Collateral Account.

            Section 22. Indemnity and Expenses. (a) Each Grantor agrees to indemnify, defend and save and hold harmless each Secured Party and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct.

            (b) Each Grantor will upon demand pay to the Collateral Agent the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts and agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of such Grantor, (iii) the exercise or enforcement of any of the rights of the Collateral Agent or the other Secured Parties hereunder or (iv) the failure by such Grantor to perform or observe any of the provisions hereof.

            Section 23. Amendments; Waivers; Additional Grantors; Etc. (a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Collateral Agent or any other Secured Party to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

            (b) Upon the execution and delivery by any Person of a security agreement supplement in substantially the form of Exhibit A hereto (each a "Security Agreement Supplement"), (i) such Person shall be referred to as an "Additional Grantor" and shall be and become a Grantor and each reference in this Agreement and the other Loan Documents to "Grantor" shall also mean and be a reference to such Additional Grantor, and (ii) the annexes attached to each Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I, II, III, IV, V, and VI hereto, and the Collateral Agent may attach such annexes as supplements to such Schedules; and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant hereto.

            Section 24. Notices; Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopier or telex communication) and mailed, telegraphed, telecopied, telexed or delivered to, in the case of the Borrower or the Collateral Agent, addressed to it at its address specified in the Credit Agreement and, in the case of each Grantor other than the Borrower, addressed to it at its address set forth opposite such Grantor's name on Schedule III or on the signature page to the Security Agreement Supplement pursuant to which it became a party hereto; or, as to any party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and other communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, telecopied or confirmed by telex answerback, respectively, addressed as aforesaid; except that notices and other communications to the Collateral Agent shall not be effective until received by the Collateral Agent. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or of any Security Agreement Supplement or Schedule hereto shall be effective as delivery of an original executed counterpart thereof.

            Section 25. Continuing Security Interest; Assignments under the Credit Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the latest of
(i) the payment in full in cash of the Secured Obligations, (ii) the Termination Date and (iii) the termination or expiration of all Secured Hedge Agreements,
(b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitments, the Advances owing to it and the Note or Notes, if any, held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender Party herein or otherwise, in each case as provided in Section 9.07 of the Credit Agreement.

            Section 26. Release; Termination. (a) Upon any sale, lease, transfer or other disposition of any item of Collateral of any Grantor in accordance with the terms of the Loan Documents (other than sales of Inventory in the ordinary course of business), the Collateral Agent will, at such Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; provided, however, that (i) at the time of such request and such release no Event of Default shall have occurred and be continuing, (ii) such Grantor shall have delivered to the Collateral Agent, at least five Business Days prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including, without limitation, the price thereof and any expenses in connection therewith, together with a form of release for execution by the Collateral Agent and a certificate of such Grantor to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Collateral Agent may request and (iii) the proceeds of any such sale, lease, transfer or other disposition required to be applied, or any payment to be made in connection therewith, in accordance with Section 2.06 of the Credit Agreement shall, to the extent so required, be paid or made to, or in accordance with the instructions of, the Collateral Agent when and as required under Section 2.06 of the Credit Agreement.

            (b) Upon the latest of (i) the payment in full in cash of the Secured Obligations and (ii) the Termination Date, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantor. Upon any such termination, the Collateral Agent will, at the applicable Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

            Section 27. Security Interest Absolute. The obligations of each Grantor under this Agreement are independent of the Secured Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents, and a separate action or actions may be brought and prosecuted against each Grantor to enforce this Agreement, irrespective of whether any action is brought against such Grantor or any other Loan Party or whether such Grantor or any other Loan Party is joined in any such action or actions. All rights of the Collateral Agent and the other Secured Parties and the pledge, assignment and security interest hereunder, and all obligations of each Grantor hereunder, shall be irrevocable, absolute and unconditional irrespective of, and each Grantor hereby irrevocably waives (to the maximum extent permitted by applicable law) any defenses it may now have or may hereafter acquire in any way relating to, any or all of the following:

            (a) any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating thereto;

            (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents or any other amendment or waiver of or any consent to any departure from any Loan Document, including, without limitation, any increase in the Secured Obligations resulting from the extension of additional credit to any Loan Party or any of its Subsidiaries or otherwise;

            (c) any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

            (d) any manner of application of Collateral or any other collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Secured Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents or any other assets of any Loan Party or any of its Subsidiaries;

            (e) any change, restructuring or termination of the corporate structure or existence of any Loan Party or any of its Subsidiaries;

            (f) any failure of any Secured Party to disclose to any Loan Party any information relating to the business, condition (financial or otherwise), operations, performance, assets, nature of assets, liabilities or prospects of any other Loan Party now or hereafter known to such Secured Party (each Grantor waiving any duty on the part of the Secured Parties to disclose such information);

            (g) the failure of any other Person to execute this Agreement or any other Collateral Document, guaranty or agreement or the release or reduction of liability of any Grantor or other grantor or surety with respect to the Secured Obligations; or

            (h) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, such Grantor or any other Grantor or a third party grantor of a security interest.

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured Party or by any other Person upon the insolvency, bankruptcy or reorganization of any Loan Party or otherwise, all as though such payment had not been made.

            Section 28. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

            Section 29. The Mortgages. In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of any Mortgage and the terms of such Mortgage are inconsistent with the terms of this Agreement, then with respect to such

Collateral, the terms of such Mortgage shall be controlling in the case of fixtures and real estate leases, letting and licenses of, and contracts and agreements relating to the lease of, real property, and the terms of this Agreement shall be controlling in the case of all other Collateral.

            Section 30. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

            IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                        LODGIAN FINANCING CORP.

                                        By /s/ Robert M. Flanders
                                           -------------------------------------
                                           Title:


                                        LODGIAN, INC.

                                        By /s/ Robert M. Flanders
                                           ----------------------------
                                           Title:

                                        SERVICO, INC.

                                        By /s/ Robert M. Flanders
                                           ----------------------------
                                           Title:


                                        IMPAC HOTEL GROUP, LLC

                                        By /s/ Robert M. Flanders
                                           ----------------------------
                                           Title:

                                        SHEFFIELD MOTEL ENTERPRISES,
                                          INC.
                                        DOTHAN HOSPITALITY 3053, INC.
                                        DOTHAN HOSPITALITY 3071, INC.
                                        GADSDEN HOSPITALITY, INC.
                                        LODGIAN ANAHEIM INC.
                                        LODGIAN ONTARIO INC.
                                        SERVICO PENSACOLA, INC.
                                        SERVICO PENSACOLA 7200, INC.
                                        SERVICO PENSACOLA 7330, INC.
                                        SERVICO FT. PIERCE, INC.
                                        AMI OPERATING PARTNERS, L.P.
                                        SERVICO CENTRE ASSOCIATES, LTD.
                                        SERVICO WEST PALM BEACH, INC.
                                        SERVICO WINTER HAVEN, INC.
                                        ALBANY HOTEL, INC.
                                        SERVICO NORTHWOODS, INC.
                                        BRUNSWICK MOTEL ENTERPRISES,
                                          INC.
                                        LITTLE ROCK LODGING ASSOCIATES
                                          I, L.P.
                                        ATLANTA HILLSBORO LODGING, LLC
                                        LODGIAN RICHMOND, L.L.C.
                                        SERVICO ROLLING MEADOWS, INC.
                                        SERVICO CEDAR RAPIDS, INC.
                                        SERVICO METAIRIE, INC.
                                        SERVICO COLUMBIA, INC.
                                        SERVICO COLESVILLE, INC.
                                        SERVICO MARYLAND, INC.

                                        NH MOTEL ENTERPRISES, INC.
                                        MINNEAPOLIS MOTEL ENTERPRISES,
                                          INC.
                                        SERVICO ROSEVILLE, INC.
                                        LODGIAN MOUNT LAUREL, INC.
                                        SERVICO JAMESTOWN, INC.
                                        SERVICO NEW YORK, INC.
                                        SERVICO NIAGARA FALLS, INC.
                                        SERVICO GRAND ISLAND, INC.
                                        FAYETTEVILLE MOTEL
                                          ENTERPRISES, INC.
                                        APICO INNS OF GREEN TREE, INC.
                                        APICO HILLS, INC.
                                        SERVICO HILTON HEAD, INC.
                                        SERVICO AUSTIN, INC.
                                        SERVICO MARKET CENTER, INC.
                                        SERVICO HOUSTON, INC.

                                        By: /s/ Robert M. Flanders
                                           ----------------------------
                                           Title:

                                                               Schedule I to the
                                                              Security Agreement

                        PLEDGED SHARES AND PLEDGED DEBT

                                 See Attached.

                                                Schedule 1 to Security Agreement

                        PLEDGED SHARES AND PLEDGED DEBT

                                     PART I

----------------------------------------------------------------------------------------------------------------------------
         Grantor                       Name of Issuer                      State of         Class of       Par      Shares
                                                                         Organization        Stock        Value   Authorized

----------------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SHEFFIELD MOTEL ENTERPRISES, INC.             Alabama            Common       None      50
----------------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     DOTHAN HOSPITALITY 3053, INC.                 Alabama            Common       $0.01     1,000
----------------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     DOTHAN HOSPITALITY 3071, INC.                 Alabama            Common       $0.01     1,000
----------------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     GADSDEN HOSPITALITY, INC.                     Alabama            Common       $0.01     1,000
----------------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     LODGIAN ANAHEIM INC.                          California         Common       $0.01     1,000
----------------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     LODGIAN ONTARIO INC.                          California         Common       $0.01     1,000
----------------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     AMIOP ACQUISITION CORP., as general           Delaware           Common       $0.01     1,000
                            partner of AMI Operating Partners,
                            L.P., a Delaware limited partnership.
----------------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     AMI Operating Partners, L.P.                  Delaware
----------------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SERVICO PENSACOLA, INC.                       Delaware           Common       $0.01     1,000
----------------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SERVICO PENSACOLA 7200, INC.                  Delaware           Common       $0.01     1,000
----------------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SERVICO PENSACOLA 7330, INC.                  Delaware           Common       $0.01     1,000
----------------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SERVICO FT. PIERCE, INC.                      Delaware           Common       $0.01     1,000
----------------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     PALM BEACH MOTEL ENTERPRISES, INC.            Florida            Common       None      60
                            as general partner of Servico Centre
                            Associates, Ltd., a Florida limited
                            partnership.
----------------------------------------------------------------------------------------------------------------------------
                            SERVICO CENTRE ASSOCIATES, LTD.               Florida
----------------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SERVICO WEST PALM BEACH, INC.                 Florida            Common       $0.01     1,000
----------------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SERVICO WINTER HAVEN, INC.                    Florida            Common       $0.01     1,000
----------------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     ALBANY HOTEL, INC.                            Florida            Common       $0.01     1,000
----------------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SERVICO NORTHWOODS, INC.                      Florida            Common       $0.01     1,000
----------------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SERVICO WINDSOR, INC.                         Florida            Common       $0.01     1,000
----------------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     BRUNSWICK MOTEL ENTERPRISES, INC.             Georgia            Common       None        200
----------------------------------------------------------------------------------------------------------------------------
                            IMPAC HOTEL GROUP, LLC                        Georgia
----------------------------------------------------------------------------------------------------------------------------
                            IMPAC HOTELS I, LLC                           Georgia
----------------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     IMPAC SPE #3, Inc., as sole general           Georgia            Common       $0.01     100
                            partner of Little Rock Lodging
                            Associates I, L.P., a Georgia limited
                            partnership.
----------------------------------------------------------------------------------------------------------------------------
                            LITTLE ROCK LODGING ASSOCIATES I, L.P.        Georgia
----------------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     LODGIAN ATLANTA HILLSBORO Lodging, L.L.C.     Georgia
----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
         Grantor                       Name of Issuer                    Stock Certificate     Number       % of
                                                                               Number        of Shares    Outstanding
                                                                                                            Shares
---------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SHEFFIELD MOTEL ENTERPRISES, INC.            Certificate No. 4     50            100%
---------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     DOTHAN HOSPITALITY 3053, INC.                Certificate No. 3     1,000         100%
---------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     DOTHAN HOSPITALITY 3071, INC.                Certificate No. 3     1,000         100%
---------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     GADSDEN HOSPITALITY, INC.                    Certificate No. 3     1,000         100%
---------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     LODGIAN ANAHEIM INC.                         Certificate No. 2     1,000         100%
---------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     LODGIAN ONTARIO INC.                         Certificate No. 2     1,000         100%
---------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     AMIOP ACQUISITION CORP., as general          Certificate No. 3     1,000         100%
                            partner of AMI Operating Partners,
                            L.P., a Delaware limited partnership.
---------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     AMI Operating Partners, L.P.
---------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SERVICO PENSACOLA, INC.                      Certificate No. 2     1,000         100%
---------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SERVICO PENSACOLA 7200, INC.                 Certificate No. 2     1,000         100%
---------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SERVICO PENSACOLA 7330, INC.                 Certificate No. 2     1,000         100%
---------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SERVICO FT. PIERCE, INC.                     Certificate No. 2     1,000         100%
---------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     PALM BEACH MOTEL ENTERPRISES, INC.           Certificate No. 7     60            100%
                            as general partner of Servico Centre
                            Associates, Ltd., a Florida limited
                            partnership.
---------------------------------------------------------------------------------------------------------------------
                            SERVICO CENTRE ASSOCIATES, LTD.
---------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SERVICO WEST PALM BEACH, INC.                Certificate No. 2     1,000         100%
---------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SERVICO WINTER HAVEN, INC.                   Certificate No. 2     1,000         100%
---------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     ALBANY HOTEL, INC.                           Certificate No. 2     1,000         100%
---------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SERVICO NORTHWOODS, INC.                     Certificate No. 2     1,000         100%
---------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SERVICO WINDSOR, INC.                        Certificate No. 2     1,000         100%
---------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     BRUNSWICK MOTEL ENTERPRISES, INC.            Certificate No. 5     200           100%
---------------------------------------------------------------------------------------------------------------------
                            IMPAC HOTEL GROUP, LLC
---------------------------------------------------------------------------------------------------------------------
                            IMPAC HOTELS I, LLC
---------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     IMPAC SPE #3, Inc., as sole general          Certificate No. 2     100           100%
                            partner of Little Rock Lodging
                            Associates I, L.P., a Georgia limited
                            partnership.
---------------------------------------------------------------------------------------------------------------------
                            LITTLE ROCK LODGING ASSOCIATES I, L.P.
---------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     LODGIAN ATLANTA HILLSBORO Lodging, L.L.C.
---------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
         Grantor                       Name of Issuer                      State of         Class of       Par      Shares
                                                                         Organization        Stock        Value   Authorized

----------------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     LODGIAN RICHMOND SPE. INC., as sole           Georgia            Common       $0.01     1,000
                            general partner of Lodgian Richmond,
                            L.L.C., a Gorgian limited liability
                            company.
----------------------------------------------------------------------------------------------------------------------------
                            LODGIAN RICHMOND, L.L.C.                      Georgia
----------------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SERIVCO ROLLING MEADOWS, INC.                 Illinois           Common       $0.01     1,000
----------------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SERIVCO CEDAR RAPIDS, INC.                    Iowa               Common       $0.01     1,000
----------------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SERIVCO METAIRIE, INC.                        Louisiana          Common       $0.01     1,000
----------------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SERIVCO COLUMBIA, INC.                        Maryland           Common       $0.01     1,000
----------------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SERIVCO COLESVILLE, INC.                      Maryland           Common       $0.01     1,000
----------------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SERIVCO MARYLAND, INC.                        Maryland           Common       $0.01     1,000
----------------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     NH MOTEL ENTERPRISES, INC.                    Michigan           Common       $1.00     50,000
----------------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     MINNEAPOLIS MOTEL ENTERPRISES, INC.           Minnesota          Common       $0.01     1,000
----------------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SERIVCO ROSEVILLE, INC.                       Minnesota          Common       $1.00     1,000
----------------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     LODGIAN MOUNT LAUREL, INC.                    New Jersey         Common       $0.01     1,000
----------------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SERIVCO JAMESTOWN, INC.                       New York           Common       $0.01     1,000
----------------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SERIVCO NEW YORK, INC.                        New York           Common       $0.01     1,000
----------------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SERIVCO NIAGARA FALLS, INC.                   New York           Common       $0.01     1,000
----------------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SERIVCO GRAND ISLAND, INC.                    New York           Common       $0.01     1,000
----------------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     FAYETTEVILLE MOTEL ENTERPRISES, INC.          North Carolina     Common       $1.00     100,000
----------------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     APICO INNS OF GREEN TREE, INC.                Pennsylvania       Common       $1.00     100,000
----------------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     APICO HILLS, INC.                             Pennsylvania       Common       $1.00     100,000
----------------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SERIVCO HILTON HEAD, INC.                     South Carolina     Common       $0.01     1,000
----------------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SERIVCO AUSTIN, INC.                          Texas              Common       $0.01     1,000
----------------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SERIVCO MARKET CENTER, INC.                   Texas              Common       $0.01     1,000
----------------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SERIVCO HOUSTON, INC.                         Texas              Common       $0.01     1,000
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
         Grantor                       Name of Issuer                   Stock Certificate     Number       % of
                                                                              Number        of Shares    Outstanding
                                                                                                           Shares
--------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     LODGIAN RICHMOND SPE. INC., as sole         Certificate No. 2     100           100%
                            general partner of Lodgian Richmond,
                            L.L.C., a Gorgian limited liability
                            company.
--------------------------------------------------------------------------------------------------------------------
                            LODGIAN RICHMOND, L.L.C.
--------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SERIVCO ROLLING MEADOWS, INC.               Certificate No. 2     1,000         100%
--------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SERIVCO CEDAR RAPIDS, INC.                  Certificate No. 2     1,000         100%
--------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SERIVCO METAIRIE, INC.                      Certificate No. 3     1,000         100%
--------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SERIVCO COLUMBIA, INC.                      Certificate No. 2     1,000         100%
--------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SERIVCO COLESVILLE, INC.                    Certificate No. 2     1,000         100%
--------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SERIVCO MARYLAND, INC.                      Certificate No. 2     1,000         100%
--------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     NH MOTEL ENTERPRISES, INC.                  Certificate No. 6     1,000         100%
--------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     MINNEAPOLIS MOTEL ENTERPRISES, INC.         Certificate No. 4     1,000         100%
--------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SERIVCO ROSEVILLE, INC.                     Certificate No. 2     1,000         100%
--------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     LODGIAN MOUNT LAUREL, INC.                  Certificate No. 2     1,000         100%
--------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SERIVCO JAMESTOWN, INC.                     Certificate No. 2     1,000         100%
--------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SERIVCO NEW YORK, INC.                      Certificate No. 2     1,000         100%
--------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SERIVCO NIAGARA FALLS, INC.                 Certificate No. 2     1,000         100%
--------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SERIVCO GRAND ISLAND, INC.                  Certificate No. 2     1,000         100%
--------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     FAYETTEVILLE MOTEL ENTERPRISES, INC.        Certificate No. 4     100           100%
--------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     APICO INNS OF GREEN TREE, INC.              Certificate No. 7     1,000         100%
--------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     APICO HILLS, INC.                           Certificate No. 5     1,000         100%
--------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SERIVCO HILTON HEAD, INC.                   Certificate No. 2     1,000         100%
--------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SERIVCO AUSTIN, INC.                        Certificate No. 3     1,000         100%
--------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SERIVCO MARKET CENTER, INC.                 Certificate No. 2     1,000         100%
--------------------------------------------------------------------------------------------------------------------
Lodgian Financing Corp.     SERIVCO HOUSTON, INC.                       Certificate No. 3     1,000         100%
--------------------------------------------------------------------------------------------------------------------

                                    PART III

------------------------------------------------------------------------------------------------------------------------------------
         Grantor                       Name of Issuer                      State of       Description         Debt           Final
                                                                         Organization       of Debt    Certificate Number   Maturity
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------
         Grantor                       Name of Issuer                      Outstanding
                                                                            Principal
                                                                              Amount
---------------------------------------------------------------------------------------


                                                              Schedule II to the
                                                              Security Agreement

                              ASSIGNED AGREEMENTS

Grantor               Assigned Agreement
-------               ------------------

None.

                                                             Schedule III to the
                                                              Security Agreement

                      LOCATIONS OF EQUIPMENT AND INVENTORY

                                 See attached.

--------------------------------------------------------------------------------
         Grantor                         Location of Equipment
         -------                             and Inventory
                                             -------------
--------------------------------------------------------------------------------
Albany Hotel, INC.                     Omni Albany Hotel
                                       State & Lodge Streets
                                       Ten Eyck Plaza
                                       Albany, NY 12207
--------------------------------------------------------------------------------
Apico Hills, INC.                      Holiday Inn Parkway East
                                       915 Brinton Rd.
                                       Pittsburgh, PA 15221
--------------------------------------------------------------------------------
Apico Inns Of Green Tree, INC.         Holiday Inn Green Tree
                                       401 Holiday Dr.
                                       Pittsburgh, PA 15220
--------------------------------------------------------------------------------
Brunswick Motel Enterprises, INC.      Holiday Inn Brunswick
                                       U.S. 341 at I-95
                                       Brunswick, GA 31520
--------------------------------------------------------------------------------
Dothan Hospitality 3053, INC.          Holiday Inn Dothan
                                       3053 Ross Clark Circle, SW
                                       Dothan, AL 38301
--------------------------------------------------------------------------------
Dothan Hospitality 3071, INC.          Holiday Inn Dothan
                                       3071 Ross Clark Circle, SW
                                       Dothan, AL 38301
--------------------------------------------------------------------------------
Fayetteville Motel Enterprises, INC.   Holiday Inn Fayetteville
                                       1844 Cedar Creek Rd.
                                       Fayetteville, NC 28303
--------------------------------------------------------------------------------
Gadsen Hospitality, Inc.               Holiday Inn Express Gadsen
                                       801 Cleveland Av.
                                       Attalia, AL 35954
--------------------------------------------------------------------------------
Little Rock Lodging Associates I,      Residence Inn by Marriot
L.P.                                   1401 S. Shackleford Road
                                       Little Rock, AR 72211
--------------------------------------------------------------------------------
Lodgian Anaheim Inc                    2045 South Harbor Boulevard
                                       Anaheim, CA 92802
--------------------------------------------------------------------------------
Lodgian Atlanta Hillsboro LLC          1800 Block of NW Tanadoowine Drive
                                       Hillsboro, OR 97124
--------------------------------------------------------------------------------
Lodgian Mount Laurel, INC.             Marriott Inn
                                       Atrium Way
                                       Mount Laurel, NJ
--------------------------------------------------------------------------------
Lodgian Ontario, Inc.                  2200 Block of East Holt Boulevard
                                       Ontario, CA 91761
--------------------------------------------------------------------------------
Lodgian Richmond, L.L.C                Marriott Inn
                                       Dominion Blvd.
                                       Richmond, VA
--------------------------------------------------------------------------------
Minneapolis Motel Enterprises. INC.    Holiday Inn St. Paul
                                       1201 West County Rd.
                                       East St. Paul, MN 55112
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NH Motel Enterprises, INC.             NorthField Hilton
                                       5500 Crooks Rd.
                                       Troy, Michigan 48098
--------------------------------------------------------------------------------
Servico Austin, INC.                   Holiday Inn Austin South
                                       3401 South IH-35
                                       Austin, TX 78741
--------------------------------------------------------------------------------
Servico Cedar Rapids, Inc.             Five Seasons Hotel
                                       350 1st Ave. NE
                                       Cedar Rapids, IA 53401
--------------------------------------------------------------------------------
Servico Colesville, INC.               Town Center
                                       8727 Colesville Rd.
                                       Silver Springs, MD 20910
--------------------------------------------------------------------------------
Servico Columbia, INC.                 Columbia Hilton
                                       5485 Twin Knolls Rd.
                                       Columbia, MO 70001
--------------------------------------------------------------------------------
Servico Ft. Pierce, INC.               Holiday Inn Express Ft. Pierce
                                       7151 Okeechobee Rd.
                                       Fort Pierce, FL 34945
--------------------------------------------------------------------------------
Servico Grand Island, INC.             Holiday Inn Grand Island
                                       100 Whitehaven Rd.
                                       Grand Island, NY
--------------------------------------------------------------------------------
Servico Hilton Head, INC.              Four Points Hotel Hilton Head
                                       35 South Forest Beach Dr.
                                       Hilton Head, SC
--------------------------------------------------------------------------------
Servico Houston, INC.                  Ramada Plaza Houston
                                       12801 N.W. Freeway, US 290
                                       Houston, TX
--------------------------------------------------------------------------------
Servico Jamestown, INC.                Holiday Inn Jamestown
                                       150 West 4th St.
                                       Jamestown, NY 14701
--------------------------------------------------------------------------------
Servico Market Center, INC.            Holiday Inn market Center Dallas
                                       1955 Market Center Blvd.
                                       Dallas, TX 75207
--------------------------------------------------------------------------------
Servico Maryland, INC.                 Holiday Inn Washington, D.C.
                                       8777 Georgia Av.
                                       Silver Spring, MD 20920
--------------------------------------------------------------------------------
Servico Metairie, INC.                 Quality Hotel Metairie
                                       2261 North Causeway Blvd.
                                       Metairie, LA 70001
--------------------------------------------------------------------------------
Servico New York, INC.                 Clarion Niagara Falls
                                       Third 8018 Falls Street
                                       P.O. Box 845
                                       Niagara Falls, NY 14303
--------------------------------------------------------------------------------
Servico Niagara Falls, INC.            Holiday Inn Niagara Falls
                                       114 Buffalo Av.
                                       Niagara Falls, NY 14303
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Servico Northwoods, INC.               Best Western Charleston International
                                       Airport
                                       7401 Northwoods Blvd.
                                       North Charleston, SC 29418
--------------------------------------------------------------------------------
Servico Pensacola 7200, INC.           Holiday Inn University Mall Pensacola
                                       7200 Plantation Rd.
                                       Pensacola, Fl 32504
--------------------------------------------------------------------------------
Servico Pensacola 7330, INC.           Hampton Inn Pensacola
                                       7330 Plantation Rd.
                                       Pensacola, Fl 32504
--------------------------------------------------------------------------------
Servico Pensacola, INC.                Holiday Inn Express Pensacola
                                       6501 Plantation Rd.
                                       Pensacola, Fl 32505
--------------------------------------------------------------------------------
Servico Rolling Meadows, Inc.          Holiday Inn Rolling Meadows
                                       3405 Algonquin Rd.
                                       Rolling Meadows, IL 60008
--------------------------------------------------------------------------------
Servico Roseville, INC.                Comfort Inn Roseville
                                       2715 Long Lake Rd.
                                       Roseville, MN 55113
--------------------------------------------------------------------------------
Servico West Palm Beach, INC.          Sheraton West Palm Beach
                                       630 Clearwater Park Rd
                                       West Palm Beach, FL 33406
--------------------------------------------------------------------------------
Servico Windsor, INC.                  Holiday Inn Select Windsor
                                       1855 Huron Church Rd.
                                       Windsor, Ontario Canada
--------------------------------------------------------------------------------
Servico Winter Haven, INC.             Holiday Inn Winter Haven
                                       1150 3rd St. SW
                                       Winter Haven, FL 33880
--------------------------------------------------------------------------------
Sheffield Motel Enterprises, INC.      Holiday Inn Sheffield
                                       4900 Hatch Boulevard
                                       Sheffield AL 35660
--------------------------------------------------------------------------------
Palm Beach Motel Enterprises, Inc.,    Omni Hotel West Palm Beach
as the sole general partner            1601 Belevedere Road
of Servico Centre Associates, Ltd.,    West Palm Beach, FL, 33406
a Florida limited partnership.
--------------------------------------------------------------------------------
AMI Operating Partners, L.P.           Holiday Inn East Hartford
                                       363 Roberts Road
                                       East Hartford, CT 08106

                                       Holiday Inn New Haven
                                       30 Whalley Avenue
                                       New Haven, CT 06511

                                       Frederick Holiday Inn
                                       999 West Patrick Street
                                       Frederick, MD 21702
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       Cromwell Bridge Holiday Inn
                                       1100 Cromwell Bridge Road
                                       Towson, MD 21286

                                       Belmont Holiday Inn
                                       1800 Belmont Avenue
                                       Baltimore, MD 21244

                                       Holiday Inn York Arsenal Road
                                       334 Arsenal Road
                                       York, PA 17402
--------------------------------------------------------------------------------
IMPAC Hotels I, LLC.                   Double Tree Club Louisville
                                       9700 Bluegrass Parkway
                                       Louisville, KY 40299

                                       Double Tree Club Philadelphia
                                       9461 Roosevelt Boulevard
                                       Philadelphia, PA 19114

                                       Fairfield Inn Valdosta
                                       1311 St. Augustine Road
                                       Valdosta, GA 31601

                                       French Quarter Inn Memphis
                                       2144 Madison Avenue
                                       Memphis, TN 38104

                                       Holiday Inn South Birmingham
                                       1548 Montgomery Highway
                                       Birmingham, AL 35216

                                       Holiday Inn Marietta
                                       2265 Kingston Court
                                       Marietta, GA 30067

                                       Holiday Inn Select DFW
                                       4441 Highway 114 at Esters
                                       Dallas, TX 75063

                                       Holiday Inn Select Strongsvilie
                                       15471 Royalton Drive
                                       Cleveland, OH 44136

                                       Holiday Inn St. Louis North
                                       4545 N. Lindbergh Boulevard
                                       St. Louis, MO 63044
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       Holiday Inn St. Louis West
                                       3551 Pennridge Drive
                                       Bridgeton, MO 63044

                                       Holiday Inn Valdosta
                                       1309 St. Augustine Road
                                       Valdosta, GA 31601

                                       Super 8 Hazard
                                       125 Village Lane
                                       Hazard, KY 41701

                                       Super 8 Prestonburg
                                       550 South U.S. 23
                                       Prestonburg, KY 41653

                                       Holiday Inn Express Nashville
                                       981 Murfreesboro Road
                                       Nashville, TN 37217

                                       Courtyard by Marriott
                                       4350 Ridgemont Drive
                                       Abilene, TX 79606

                                       Courtyard by Marriott
                                       1001 McClain Road
                                       Bentonville, AR 72712

                                       Courtyard by Marriott (Buckhead)
                                       3332 Peachtree Road, N.E.
                                       Atlanta, GA 30326

                                       Courtyard by Marriot
                                       46 Cavalier Boulevard
                                       Florence, KY 41042

                                       Comfort Suites
                                       2681 Dry Pocket Road
                                       Greer, SC 29650

                                       Holiday Inn SunSpree
                                       1601 N. Ocean Boulevard
                                       Surfside Beach, SC 29575
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       Courtyard by Marriott
                                       3835 Technology Drive
                                       Paducah, KY 42001

                                       Comfort Inn
                                       2635 N.E. Loop #410
                                       San Antonio, TX 78217
--------------------------------------------------------------------------------

                                                              Schedule IV to the
                                                              Security Agreement

               CHIEF PLACE OF BUSINESS, CHIEF EXECUTIVE OFFICE
                      AND FEDERAL TAX IDENTIFICATION NUMBER

                         Chief Place of Business and       Federal Tax
Grantor                  Chief Executive Office            Identification Number
-------                  ----------------------            ---------------------

                                  See Attached.

------------------------------------------------------------------------------------------------------------------------------------
           Grantor                      Chief Place of Business                      Chief Executive                   Federal
           -------                      -----------------------                          Office                       Taxpayer ID
                                                                                         ------                         Number
                                                                                                                        ------
------------------------------------------------------------------------------------------------------------------------------------
Albany Hotel, INC.                      Omni Albany Hotel                          c/o Lodgian, Inc.                  65-0384279
                                        State & Lodge Streets                      3445 Peachtree Rd.
                                        Ten Eyck Plaza                             Suite 700
                                        Albany, NY 12207                           Atlanta, GA 30326
------------------------------------------------------------------------------------------------------------------------------------
Apico Hills, INC.                       Holiday Inn Parkway East                   c/o Lodgian, Inc.                  62-0962543
                                        915 Brinron Rd.                            3445 Peachtree Rd.
                                        Pittsburgh, PA 15221                       Suite 700
                                                                                   Atlanta, GA 30326
------------------------------------------------------------------------------------------------------------------------------------
Apico Inns Of Green Tree, INC.          Holiday Inn Green Tree                     c/o Lodgian, Inc.                  62-0788158
                                        401 Holiday Dr.                            3445 Peachtree Rd.
                                        Pittsburgh, PA 15220                       Suite 700
                                                                                   Atlanta, GA 30326
------------------------------------------------------------------------------------------------------------------------------------
Brunswick Motel Enterprises, INC.       Holiday Inn Brunswick                      c/o Lodgian, Inc.                  59-1693138
                                        U.S. 341 at I-95                           3445 Peachtree Rd.
                                        Brunswick, GA 31520                        Suite 700
                                                                                   Atlanta, GA 30326
------------------------------------------------------------------------------------------------------------------------------------
Dothan Hospitality 3053, INC.           Holiday Inn Dothan                         c/o Lodgian, Inc.                  63-1166288
                                        3053 Ross Clark Circle, SW                 3445 Peachtree Rd.
                                        Dothan, AL 38301                           Suite 700
                                                                                   Atlanta, GA 30326
------------------------------------------------------------------------------------------------------------------------------------
Dothan Hospitality 3071, INC.           Holiday Inn Dothan                         c/o Lodgian, Inc.                  H.I. DOTHAN
                                        3071 Ross Clark Circle, SW                 3445 Peachtree Rd.                 63-1166288
                                        Dothan, AL 38301                           Suite 700                          Hampton:
                                                                                   Atlanta, GA 30326                  63-1166287
------------------------------------------------------------------------------------------------------------------------------------
Fayetteville Motel Enterprises, INC.    Holiday Inn Fayetteville                   c/o Lodgian, Inc.                  59-2195645
                                        1844 Cedar Creek Rd.                       3445 Peachtree Rd.
                                        Fayetteville, NC 28303                     Suite 700
                                                                                   Atlanta, GA 30326
------------------------------------------------------------------------------------------------------------------------------------
Gadsen Hospitality, Inc.                Holiday Inn Express Gadsen                 c/o Lodgian, Inc.                  63-1166289
                                        801 Cleveland Av.                          3445 Peachtree Rd.
                                        Attalia, AL 35954                          Suite 700
                                                                                   Atlanta, GA 30326
------------------------------------------------------------------------------------------------------------------------------------
Little Rock Lodging Associates I,       Residence Inn by Marriot                   c/o Lodgian, Inc.                  58-2350788
L.P.                                    1401 S. Shackleford Road                   3445 Peachtree Rd.
                                        Little Rock, AR 72211                      Suite 700
                                                                                   Atlanta, GA 30326
------------------------------------------------------------------------------------------------------------------------------------
Lodgian Anaheim Inc                     2045 South Harbor Boulevard                c/o Lodgian, Inc.                  65-0849714
                                        Anaheim, CA 92802                          3445 Peachtree Rd.
                                                                                   Suite 700
                                                                                   Atlanta, GA 30326
------------------------------------------------------------------------------------------------------------------------------------
Lodgian Atlanta Hillsboro LLC           18000 Block of NW                          c/o Lodgian, Inc.                  58-2392166
                                        Tanasbourne Drive                          3445 Peachtree Rd.
                                        Hillsboro, OR 97124                        Suite 700
                                                                                   Atlanta, GA 30326
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           Grantor                      Chief Place of Business                      Chief Executive                    Federal
           -------                      -----------------------                          Office                       Taxpayer ID
                                                                                         ------                         Number
                                                                                                                        ------
------------------------------------------------------------------------------------------------------------------------------------
Lodgian Mount Laurel, INC.              Marriott Inn                               c/o Lodgian, Inc.                  58-2460123
                                        Atrium Way                                 3445 Peachtree Rd.
                                        Mount Laurel, NJ                           Suite 700
                                                                                   Atlanta, GA 30326
------------------------------------------------------------------------------------------------------------------------------------
Lodgian Ontario Inc.                    2200 Block of                              c/o Lodgian, Inc.                  65-0842533
                                        East Holt Boulevard                        3445 Peachtree Rd.
                                        Ontario, CA 91761                          Suite 700
                                                                                   Atlanta, GA 30326
------------------------------------------------------------------------------------------------------------------------------------
Lodgian Richmond, L.L.C                 Marriott Inn                               c/o Lodgian, Inc.                  58-2460119
                                        Dominion Blvd.                             3445 Peachtree Rd.
                                        Richmond, VA                               Suite 700
                                                                                   Atlanta, GA 30326
------------------------------------------------------------------------------------------------------------------------------------
Minneapolis Motel Enterprises,          Holiday Inn St. Paul                       c/o Lodgian, Inc.
INC.                                    1201 West County Rd.                       3445 Peachtree Rd.                 59-2722347
                                        East St. Paul, MN 55112                    Suite 700
                                                                                   Atlanta, GA 30326
------------------------------------------------------------------------------------------------------------------------------------
NH Motel Enterprises, INC.              NorthField Hilton                          c/o Lodgian, Inc.                  59-2256713
                                        5500 Crooks Rd.                            3445 Peachtree Rd.
                                        Troy, Michigan 48098                       Suite 700
                                                                                   Atlanta, GA 30326
------------------------------------------------------------------------------------------------------------------------------------
Servico Austin, INC.                    Holiday Inn Austin South                   c/o Lodgian, Inc.                  65-0654220
                                        3401 South IH-35                           3445 Peachtree Rd.
                                        Austin, TX 78741                           Suite 700
                                                                                   Atlanta, GA 30326
------------------------------------------------------------------------------------------------------------------------------------
Servico Cedar Rapids, Inc.              Five Seasons Hotel                         c/o Lodgian, Inc.                  39-1882535
                                        350 1st Av. NE                             3445 Peachtree Rd.
                                        Cedar Rapids, IA 53401                     Suite 700
                                                                                   Atlanta, GA 30326
------------------------------------------------------------------------------------------------------------------------------------
Servico Colesville, INC.                Town Center                                c/o Lodgian, Inc.                  65-0432696
                                        8727 Colesville Rd.                        3445 Peachtree Rd.
                                        Silver Springs, MD 20910                   Suite 700
                                                                                   Atlanta, GA 30326
------------------------------------------------------------------------------------------------------------------------------------
Servico Columbia, INC.                  Columbia Hilton                            c/o Lodgian, Inc.                  Colombia MD
                                        5485 Twin Knolls Rd.                       3445 Peachtree Rd.                 58-2348775
                                        Columbia, MD 70001                         Suite 700                          Quality-
                                                                                   Atlanta, GA 30326                  Metairie LA
                                                                                                                      65-0654223
------------------------------------------------------------------------------------------------------------------------------------
Servico Ft. Pierce, INC.                Holiday Inn Express Ft.                    c/o Lodgian, Inc.                  65-0592830
                                        Pierce                                     3445 Peachtree Rd.
                                        7151 Okeechobee Rd.                        Suite 700
                                        Fort Pierce, FL 34945                      Atlanta, GA 30326
------------------------------------------------------------------------------------------------------------------------------------
Servico Grand Island, INC.              Holiday Inn Grand Island                   c/o Lodgian, Inc.                  16-1540702
                                        100 Whitehaven Rd.                         445 Peachtree Rd.
                                        Grand Island, NY                           Suite 700
                                                                                   Atlanta, GA 30326
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           Grantor                      Chief Place of Business                      Chief Executive                    Federal
           -------                      -----------------------                          Office                       Taxpayer ID
                                                                                         ------                         Number
                                                                                                                        ------
------------------------------------------------------------------------------------------------------------------------------------
Servico Hilton Head, INC.               Four Points Hotel Hilton                   c/o Lodgian, Inc.                  62-1003086
                                        Head                                       3445 Peachtree Rd.
                                        35 South Forest Beach Dr.                  Suite 700
                                        Hilton Head, SC                            Atlanta, GA 30326
------------------------------------------------------------------------------------------------------------------------------------
Servico Houston, INC.                   Ramada Plaza Houston                       c/o Lodgian, Inc.                  58-2348780
                                        12801 N.W. Freeway US 290                  3445 Peachtree Rd.
                                        Houston, TX                                Suite 700
                                                                                   Atlanta, GA 30326
------------------------------------------------------------------------------------------------------------------------------------
Servico Jamestown, INC.                 Holiday Inn Jamestown                      c/o Lodgian, Inc.                  58-2348783
                                        150 West 4th St.                           3445 Peachtree Rd.
                                        Jamestown, NY 14701                        Suite 700
                                                                                   Atlanta, GA 30326
------------------------------------------------------------------------------------------------------------------------------------
Servico Market Center, INC.             Holiday Inn market Center                  c/o Lodgian, Inc.                  75-2708406
                                        Dallas                                     3445 Peachtree Rd.
                                        1955 Market Center Blvd.                   Suite 700
                                        Dallas, TX 75207                           Atlanta, GA 30326
------------------------------------------------------------------------------------------------------------------------------------
Servico Maryland, INC.                  Holiday Inn Washington,                    c/o Lodgian, Inc.                  58-2348773
                                        D.C.                                       3445 Peachtree Rd.
                                        8777 Georgia Av.                           Suite 700
                                        Silver Spring, MD 20920                    Atlanta, GA 30326
------------------------------------------------------------------------------------------------------------------------------------
Servico Metairie, INC.                  Quality Hotel Metairie                     c/o Lodgian, Inc.                  65-0654223
                                        2261 North Causeway Blvd.                  3445 Peachtree Rd.
                                        Metairie, LA 70001                         Suite 700
                                                                                   Atlanta, GA 30326
------------------------------------------------------------------------------------------------------------------------------------
Servico New York, INC.                  Clarion Niagara Falls                      c/o Lodgian, Inc.                  16-1540703
                                        Third & Old Falls Streets                  3445 Peachtree Rd.
                                        P.O. Box 845                               Suite 700
                                        Niagara Falls, NY 14303                    Atlanta, GA 30326
------------------------------------------------------------------------------------------------------------------------------------
Servico Niagara Falls, INC.             Holiday Inn Niagara Falls                  c/o Lodgian, Inc.                  16-1540701
                                        114 Buffalo Av.                            3445 Peachtree Rd.
                                        Niagara Falls, NY 14303                    Suite 700
                                                                                   Atlanta, GA 30326
------------------------------------------------------------------------------------------------------------------------------------
Servico Northwoods, INC.                Best Western Charleston                    c/o Lodgian, Inc.                  65-0503927
                                        International Airport                      3445 Peachtree Rd.
                                        7401 Northwoods Blvd.                      Suite 700
                                        North Charleston, SC 29418                 Atlanta, GA 30326
------------------------------------------------------------------------------------------------------------------------------------
Servico Pensacola 7200, INC.            Holiday Inn University Mall                c/o Lodgian, Inc.                  65-0592816
                                        Pensacola                                  3445 Peachtree Rd.
                                        7200 Plantation Rd.                        Suite 700
                                        Pensacola, Fl 32504                        Atlanta, GA 30326
------------------------------------------------------------------------------------------------------------------------------------
Servico Pensacola 7330, INC.            Hampton Inn Pensacola                      c/o Lodgian, Inc.                  65-0592815
                                        7330 Plantation Rd.                        3445 Peachtree Rd.
                                        Pensacola, Fl 32504                        Suite 700
                                                                                   Atlanta, GA 30326
------------------------------------------------------------------------------------------------------------------------------------
Servico Pensacola, INC.                 Holiday Inn Express                        c/o Lodgian, Inc.                  65-0592674
                                        Pensacola                                  3445 Peachtree Rd.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           Grantor                      Chief Place of Business                      Chief Executive                    Federal
           -------                      -----------------------                          Office                       Taxpayer ID
                                                                                         ------                         Number
                                                                                                                        ------
------------------------------------------------------------------------------------------------------------------------------------
                                        6501 Plantation Rd.                        Suite 700
                                        Pensacola, Fl 32505                        Atlanta, GA 30326
------------------------------------------------------------------------------------------------------------------------------------
Servico Rolling Meadows, Inc.           Holiday Inn Rolling                        c/o Lodgian, Inc.                  58-2348777
                                        Meadows                                    3445 Peachtree Rd.
                                        3405 Algonquin Rd.                         Suite 700
                                        Rolling Meadows, IL 60008                  Atlanta, GA 30326
------------------------------------------------------------------------------------------------------------------------------------
Servico Roseville, INC.                 Comfort Inn Roseville                      c/o Lodgian, Inc.                  41-1872737
                                        2715 Long Lake Rd.                         3445 Peachtree Rd.
                                        Roseville, MN 55113                        Suite 700
                                                                                   Atlanta, GA 30326
------------------------------------------------------------------------------------------------------------------------------------
Servico West Palm Reach, INC.           Sheraton West Palm Beach                   c/o Lodgian, Inc.                  59-3473157
                                        630 Clearwater Park Rd.                    3445 Peachtree Rd.
                                        West Palm Beach, FL 33406                  Suite 700
                                                                                   Atlanta, GA 30326
------------------------------------------------------------------------------------------------------------------------------------
Servico Windsor, INC.                   Holiday Inn Select Windsor                 c/o Lodgian, Inc.
                                        1855 Huron Church Rd.                      3445 Peachtree Rd.                 98-0175025
                                        Windsor, Ontario Canada                    Suite 700
                                                                                   Atlanta, GA 30326
------------------------------------------------------------------------------------------------------------------------------------
Servico Winter Haven, INC.              Holiday Inn Winter Haven                   c/o Lodgian, Inc.
                                        1150 3rd St. SW                            3445 Peachtree Rd.                 65-0787913
                                        Winter Haven, FL 33880                     Suite 700
                                                                                   Atlanta, GA 30326
------------------------------------------------------------------------------------------------------------------------------------
Sheffield Motel Enterprises, INC.       Holiday Inn Sheffield                      c/o Lodgian, Inc.                  59-2059817
                                        4900 Hatch Boulevard                       3445 Peachtree Rd.
                                        Sheffield AL 35660                         Suite 700
                                                                                   Atlanta, GA 30326
------------------------------------------------------------------------------------------------------------------------------------
IMPAC Hotels I, LLC.                    c/o Lodgian, Inc.                          c/o Lodgian, Inc.                  58-2294245
                                        3445 Peachtree Rd.                         3445 Peachtree Rd.
                                        Suite 700                                  Suite 700
                                        Atlanta, GA 30326                          Atlanta, GA 30326
------------------------------------------------------------------------------------------------------------------------------------
AMI Operating Partners, L.P.            c/o Lodgian, Inc.                          c/o Lodgian, Inc.                  65-0798740
                                        3445 Peachtree Rd.                         3445 Peachtree Rd.
                                        Suite 700                                  Suite 700
                                        Atlanta, GA 30326                          Atlanta, GA 30326
------------------------------------------------------------------------------------------------------------------------------------
Palm Beach Motel Enterprises, Inc.,     Omni Hotel West Palm Beach                 c/o Lodgian, Inc.                  59-1978788
as the sole general partner of          1601 Belevedere Road                       3445 Peachtree Rd.
Servico Centre Associates, Ltd., a      West Palm Beach, FL 33406                  Suite 700
Florida limited partnership.                                                       Atlanta, GA 30326
------------------------------------------------------------------------------------------------------------------------------------

                                                               Schedule V to the
                                                              Security Agreement

                                   TRADE NAMES

Grantor            Trade Names
-------            -----------

None.

                                                              Schedule VI to the
                                                              Security Agreement

                                DEPOSIT ACCOUNTS
                                 See Attached.

  Property Name:         Property Address:               Bank Name:         Account Number:          Bank Address:
----------------------------------------------------------------------------------------------------------------------------
 Omni Albany Hotel    State and Lodge Streets           Key Bank NA         325760019167             80 State St.
                           Ten Eyck Plaza                                                          Albany, NY 12207
                          Albany, NY 12207

    Holiday Inn            915 Brinton Rd.               Mellon Bank           1718287             2020 Ardmore Blvd.
   Parkway East         Pittsburgh, PA 15221                                                      Pittsburgh, PA 15221

 Holiday Inn Green         401 Holiday Dr.        Pittsburgh National Bank   0002011432             920 Poplar St.
       Tree             Pittsburgh, PA 15220                                                     Pittsburgh, PA 15220

    Holiday Inn          U.S. 34-1 at I-98              NationsBank         001229466699       101 South Tryon Street
     Brunswick          Brunswick, GA 31620                                                Charolette, North Carolina 28255

Holiday Inn Dothan   3053 Ross Clark Circle, SW       SouthTrust Bank         67877267               P.O. Box 809
                          Dothan, AL 38301                                                         Dothan, AL 36302

Hampton Inn Dothan   3071 Ross Clark Circle, SW       SouthTrust Bank         87877265               P.O. Box 809
                          Dothan, AL 38301                                                         Dothan, AL 36302

    Holiday Inn         1844 Cedar Creek Rd.        First Union National    2072685231343          200 Green Street
   Fayetteville        Fayetteville, NC 28303                                                   Fayetteville, NC 23601

    Holiday Inn         801 Cleveland Avenue          SouthTrust Bank         67877309               P.O. Box 809
  Express Gadsen          Attalia AL 35954                                                         Dothan, AL 36302

 Residence Inn by     1401 S. Shackleford Road          NationsBank          5043070528            P.O. Box 418906
     Marriott           Little Rock, AR 72211                                                 Kansas City, MO 84141-8906

  Lodgian Anaheim
       Inc.

  Lodgian Atlanta
   Hillsborough

   Marriott Inn              Atrium Way
                      Mount Laurel, New Jersey

  Lodgian Ontario
       Inc.

   Marriott Inn            Dominion Blvd.
                         Richmond, Virginia

  Holiday Inn St.      1201 West Country Rd.     Norwest Bank of Minnesota   3522097408        1220 West Country Road.E
       Paul           East St. Paul, MN 55112                                                    Arden Hills, MN 55112

 Northfield Hilton        6500 Crooks Rd.               Comerica Inc         2401005612            4999 Crooks Rd.
                        Troy, Michigan 48098                                                       Troy, MI 46098

Holiday Inn Austin        3401 South HI-35            Wells Fargo Bank       4169739945             P.O. Box 63020
       South              Austin, TX 78741                                                      San Francisco, CA 94163

Five Seasons Hotel       350 1st Ave., NE               Norwest Bank         3000438578           665 South 50th St.
                       Cedar Rapids, IA 53401                                                  West Des Moines, IA 50265

    Town Center         8727 Colesville Rd.      First Union National Bank   2030000812952    10300 Little Patuxent Pkwy
                      Silver Spring, MD 20910              of MD                                  Columbia, MD 21044

  Columbia Hilton      5485 Twin Knolls Road     First Union National Bank   2030000812855    10300 Little Patuxent Pkwy
                         Columbia, MD 21045                of MD                                  Columbia, MD 21044

Holiday Inn Express     7151 Okeechobee Rd.             NationsBank          003300673024       101 South Tryon Street
    Ft. Pierce         Fort Pierce, FL 34945                                               Charolette, North Carolina 28255

 Holiday Inn Grand       100 Whitehaven Rd.         Marine Midland Bank    22000020834168900       8301 Niagara Blvd.
      Island              Grand Island, NY                                                      Niagara Falls, NY 14304

Four Points Hilton   35 South Forest Beach Dr.          Nations Bank         1611925382        101 South Tryon Street
       Head                Hilton Head SC                                                  Charolette, North Carolina 28255

Servico Houston, MO                                     NationsBank          [ILLEGIBLE]         P.O. Box 418906
                                                                                              Kansas City, MO 84141-8906

    Holiday Inn           160 West 4th St.                Key Bank          327700021055            202 N Main St.
     Jamestown          Jamestown, NY 14701                                                       Jamestown, NY 14701

Holiday Inn Market    1955 Market Center Blvd.        Wells Fargo Bank       747862087             1445 Ross Ave.
   Center Dallas         Dallas, TX 75207                                                         Dallas, TX 76202

    Holiday Inn          8777 Georgia Ave.       First Union National Bank   [ILLEGIBLE]      10305 Little Patuxent Pkwy
  Washington D.C.     Silver Spring, MD 20920              of MD                                  Columbia, MD 21044

   Quality Hotel     2261 North Causeway Blvd.     Hibernia National Bank     812393008             P.O. Box 81640
     Metairie            Metairie, LA 70001                                                      New Orleans, LA 70161

  Clarion Niagara    Third & Old Falls Streets         Marine Midland          834159981          2419 Military Rd.
       Falls                P.O. Box 645                                                        Niagara Falls, NY 14304
                      Niagara Falls, NY 14303

    Holiday Inn           114 Buffalo Ave.             Marine Midland          834159988          2419 Military Rd.
   Niagara Falls      Niagara Falls, NY 14303                                                   Niagara Falls, NY 14304

   Best Western        7401 Northwoods Blvd.     First Union National of SC  2010000292006        7804 Rivers Avenue
    Charleston       North Charleston, SC 29416                                                N. Charlestown, SC 29406
   International
      Airport

    Holiday Inn         7200 Plantation Rd.             NationsBank          1171987399         101 South Tryon Street
  University Mall       Pensacola, FL 32504                                                Charolette, North Carolina 28255
     Pensacola

    Holiday Inn         6501 Plantation Rd.         First Union National     [ILLEGIBLE]      1801 Palm Beach Lakes Blvd
 Express Pensacola      Pensacola, FL 32605                                                    West Palm Beach, FL 33401

    Holiday Inn          3405 Algonquin Rd.               Bank One            616201570      311 S. Arlington Heights Rd.
  Rolling Meadows       Rolling Meadows, IL                                                Arlington Heights, IL [ILLEGIBLE]
                             60008

    Comfort Inn          2715 Long Lake Rd.          Norwest Bank of MN      1000039153         2015 Third Avenue North
     Roseville          Roseville, MN 55113                                                         Anoka, MN 66305

Sheraton West Palm    630 Clearwater Park Rd.           NationsBank          [ILLEGIBLE]        101 South Tryon Street
       Beach         West Palm Beach, FL 33406                                              Charolette, North Carolina 28255

Holiday Inn Select     1865 Huron Church Road       Royal Bank of Canada     [ILLEGIBLE]         1600 Huron Church Rd
      Windsor         Windsor, Ontario Canada                                               Windsor, Ontario Canada N9C-2K2

                                                    Royal Bank of Canada       4002325           1600 Huron Church Rd
                                                                                            Windsor, Ontario Canada N9C-2K2

Holiday Inn Winter       1160 3rd Street SW             NationsBank          [ILLEGIBLE]        101 South Tryon Street
       Haven           Winter Haven, FL 33660                                               Charolette, North Carolina 28255

    Holiday Inn           4900 Hatch Blvd           Colonial Bank of NWA     [ILLEGIBLE]              [ILLEGIBLE]
     Sheffield          Sheffield, AL 35660                                                           [ILLEGIBLE]

IMPAC Hotels I, LLC     3445 Peachtree Rd NE
                             Suite 700
                         Atlanta, GA 30326

  Comfort Inn San       2635 N.E. Loop, 410        International Bank of     [ILLEGIBLE]          130 East Travis St.
      Antonio          San Antonio, TX 78217              Commerce                               San Antonio, TX 78205

    Comfort Inn         2681 Dry Pocket Road       BB&T of South Carolina    [ILLEGIBLE]           3841 Pelham Road
    Greenville            Greer, SC 29650                                                        Greenville, SC 28615

Courtyard Buckhead     3332 Peachtree Road NE             SunTrust           [ILLEGIBLE]            Mail Code 5099
                         Atlanta, GA 30326                                                           P.O. Box 4416
                                                                                                   Atlanta, GA 30302

 Courtyard Abilene      4350 Ridgemont Drive       First National Bank of    [ILLEGIBLE]             P.O. Box 701
                         Abilene, TX 79606               Abilene                                  Abilene, TX 79604

Courtyard Florence       46 Cavelier Blvd.               Star Bank           [ILLEGIBLE]           426 Walnut Street
                         Florence, KY 41042                                                    Cincinnati, OH 45264-0999

     Courtyard           1001 McClain Road        The Bank of Bentonville    [ILLEGIBLE]             P.O. Box 1220
    Bentonville        Bentonville, AR 72712                                                     Bentonville, AR 72712

  DoubleTree Club       9461 Roosevelt Blvd.          First Union Bank       [ILLEGIBLE]         9133 Roosevelt Blvd.
   Philadelphia        Philadelphia, PA 19114                                                   Philadelphia, PA 19114

  DoubleTree Club      9700 Bluegrass Parkway        Bank One-Kentucky       [ILLEGIBLE]         450 E. Washington St.
    Louisville          Louisville, KY 40299                                                  Indianapolis, IN 46277-0224

  French Quarter        2144 Madison Avenue         First Tennessee Bank     [ILLEGIBLE]              P.O. Box 64
      Suites

      Memphis            Memphis, TN 30104                                                      Memphis, TN [ILLEGIBLE]

    Holiday Inn        1309 St. Augustine Rd.     Citizens Community Bank    [ILLEGIBLE]          400 N. Valdosta Rd.
     Valdosta            Valdosta, GA 31601                                                       Valdosta, GA 31601

   Fairfield Inn       1311 St. Augustine Rd.     Citizens Community Bank    [ILLEGIBLE]          400 N. Valdosta Rd.
     Valdosta            Valdosta, GA 31601                                                       Valdosta, GA 31601

Holiday Inn Select  4441 Hwy. 114 @ Esters Blvd.      Wells Fargo Bank       [ILLEGIBLE]            1445 Rose Ave.
 Dallas Fort Worth   Irving (Dallas), TX 75083                                                     Dallas, TX 75202

    Holiday Inn       1649 Montgomery Highway           Regions Bank        03-0087-6437            P.O. Box 10247
    Birmingham          Birmingham, AL 35216                                                   Birmingham, AL 35202-0247

Holiday Inn Suites      2265 Kingston Court            SunTrust Bank         [ILLEGIBLE]            Mail Code 5099
     Marietta            Marietta, GA 30067                                                          P.O. Box 4416
                                                                                                   Atlanta, GA 30302

    Holiday Inn         1801 N. Ocean Blvd.            Wachovia Bank         [ILLEGIBLE]             P.O. Box 3098
     Sunspree         Surfside Beach, SC 29575                                               Winston-Salem, NC 27150-0025
   Myrtle Beach

    Holiday Inn        951 Murfreesboro Road      First American National    [ILLEGIBLE]                NA 7201
 Express Nashville      Nashville, TN 37217                 Bank                                   560 Metroplex DR.

                                                                                                  Nashville, TN 37271

  Holiday Inn St.      3551 Pennridge Drive           Mercantile Bank        10110649-5             721 Locust St.
    Louis West          Bridgeton, MO 63044                                                       St. Louis, MO 63101

  Holiday Inn St.   4545 N. Lindbergh Boulevard       Mercantile Bank        169052079-4            721 Locust St.
    Louis North         St. Louis, MO 63044                                                       St. Louis, MO 63101

Holiday Inn Select      15471 Royalton Road              Star Bank           [ILLEGIBLE]           426 Walnut Street
   Strongsville         Cleveland, OH 44136                                                    Cincinnati, OH 45264-0999

  Super 8 Hazard          125 Village Lane         Peoples Bank and Trust    [ILLEGIBLE]             P.O. Box 989
                          Hazard, KY 41701                                                         Hazard, KY 41702

Super 8 Prestonburg        550 South US23         First Commonwealth Bank     351003401         First Commonwealth Bank
                       Prestonburg, KY 45853                                                     Prestonburg, KY 41653

 Courtyard Paducah     3835 Technology Drive        Union Planters Bank      100-0666-1              P.O. Box 387
                         Paducah, KY 42001                                                      Memphis, TN 38147-0387

 Holiday Inn East        363 Roberts Street        Bank of South Windsor     3311913012           280 Roberts Street
     Hartford          E. Hartford, CT 08106                                                East Hartford, CT [ILLEGIBLE]

  Holiday Inn New        30 Whalley Avenue         Bank of South Windsor     [ILLEGIBLE]          1695 Ellington Rd.
       Haven            New Haven, CT 06511                                                 South Windsor, CT 06974-2716

 Frederick Holiday     993 W. Patrick Street            NationsBank          [ILLEGIBLE]          6400 Security Blvd.
        Inn             Frederick, MD 21702                                                       Baltimore, MD 21207

Belmont Holiday Inn     1800 Belmont Avenue             NationsBank          [ILLEGIBLE]          6400 Security Blvd.
                        Baltimore, MD 21244                                                       Baltimore, MD 21207

    Holiday Inn           334 Arsenal Road         Corestates-First Union    [ILLEGIBLE]       [ILLEGIBLE] N. George St.
    Arsenal Rd.         York, PA 17402-1908                                                         York, PA 17404

    Holiday Inn      2200 Cromwell Bridge Road          NationsBank          [ILLEGIBLE]          6400 Security Blvd.
  Cromwell Bridge      Towson, MD 21288-2218                                                      Baltimore, MD 21207

                                                                Exhibit A to the
                                                              Security Agreement

                      FORM OF SECURITY AGREEMENT SUPPLEMENT

                                    [Date of Security Agreement Supplement]

----------------------------------,
as the Collateral Agent for the
Secured Parties referred to in the
Credit Agreement referred to below

----------------------------------
----------------------------------
----------------------------------
Attn:
     -----------------------------

                             Lodgian Financing Corp.

Ladies and Gentlemen:

      Reference is made to (i) the Credit Agreement dated as of July 23, 1999 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Lodgian Financing Corp., a Delaware corporation, as the Borrower, the Lender Parties party thereto, Morgan Stanley Senior Funding, Inc., as collateral agent (together with any successor collateral agent appointed pursuant to Article VIII of the Credit Agreement, the "Collateral Agent"), and Morgan Stanley Senior Funding, Inc., as administrative agent for the Lender Parties, and (ii) the Security Agreement dated July __, 1999 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement") made by the Grantors from time to time party thereto in favor of the Collateral Agent for the Secured Parties. Capitalized terms not otherwise defined herein shall have the same meanings as specified therefor in the Credit Agreement or the Security Agreement.

            Section 1. Grant of Security. The undersigned hereby assigns and pledges to the Collateral Agent for the benefit of the Secured Parties, and hereby grants to the Collateral Agent for the benefit of the Secured Parties, a lien on, and security interest in, all of its right, title and interest in and to all of the Collateral of the undersigned, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing, including, without limitation, the property and assets of the undersigned set forth on the attached supplements to the Schedules to the Security Agreement.

            Section 2. Security for Obligations. The pledge and assignment of, and the grant of a lien on and security interest in, the Collateral by the undersigned under this Security Agreement Supplement and the Security Agreement secures the payment of all Obligations of the undersigned now or hereafter existing under or in respect of the Loan Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the foregoing, this Security Agreement Supplement and the Security Agreement secures the payment of all amounts that constitute part of the Secured Obligations and that would be owed by the undersigned to any Secured Party under the Loan Documents but for the fact that such Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the undersigned or any Grantor.

            Section 3. Supplements to Security Agreement Schedules. The undersigned has attached hereto supplements to each of the Schedules to the Security Agreement, and the undersigned hereby certifies, as of the date first above written, that such supplements have been prepared by the undersigned in substantially the form of the Schedules to the Security Agreement and are complete and correct in all material respects.

            Section 4. Representations and Warranties. The undersigned hereby makes each representation and warranty set forth in Section 9 of the Security Agreement (as supplemented by the attached supplements) to the same extent as each other Grantor.

            Section 5. Obligations Under the Security Agreement. The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors. The undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an "Additional Grantor" or a "Grantor" shall also mean and be a reference to the undersigned, and each reference in any of the other Loan Documents to a "Grantor" or a "Loan Party" shall also mean and be a reference to the undersigned.

            Section 6. Governing Law; Jurisdiction; Etc. This Security Agreement Supplement shall be governed by and construed in accordance with the laws of the State of New York.

                                          Very truly yours,

                                          [NAME OF ADDITIONAL GRANTOR]

                                          By_______________________________
                                              Title:

                                             Address of principal place of
                                             business and chief executive office
                                             and for notices:

                                                -----------------------

                                                                Exhibit B to the
                                                              Security Agreement

                         FORM OF PLEDGED ACCOUNT LETTER

                                          _______________, ____

[Name and address
of Pledged Account Bank]

                                [Name of Grantor]

Gentlemen/women:

            Reference is made to the concentration account listed on Schedule I hereto (such concentration or account being the "Pledged Account") maintained with you by (the "Grantor"). Pursuant to the Security Agreement dated July 23, 1999 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement"), the Grantor has granted to Morgan Stanley Senior Funding, Inc., as Collateral Agent (together with any successor collateral agent appointed pursuant to Article VIII of the Credit Agreement, the "Collateral Agent") for the Secured Parties referred to in the Credit Agreement dated as of July 23, 1999, a security interest in certain property of the Grantor, including, among other things, the following (the "Account Collateral"): the Pledged Account, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Pledged Account, all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral and all proceeds of any and all of the foregoing Account Collateral and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Account Collateral and (ii) cash. It is a condition to the continued maintenance of the Pledged Account with you that you agree to this letter agreement.

            By executing this letter agreement, you acknowledge notice of, and consent to the grant of the lien on, and security interest in, and the pledge and assignment of, the Account Collateral to the Collateral Agent for the benefit of the Secured Parties and you confirm to the Collateral Agent that the description of the Pledged Account set forth on Schedule I hereto is correct and that you have not received any notice of any other lien on, security interest in, pledge or assignment of, or other claim (other than that of the Grantor) on the Pledged Account. Further, you hereby agree with the Collateral Agent that:

            (a) Notwithstanding anything to the contrary in any other agreement relating to the Pledged Account, the Pledged Account is and will be subject to the security interest of the Secured Parties in the Pledged Account, will have the title set forth opposite the account number therefor on Schedule I hereto and will be subject to written instructions from an officer of the Collateral Agent.

(b) Unless and until the Collateral Agent shall deliver notice to you (a "Direction Notice") directing you to no longer permit the Grantor to withdraw funds from the Pledged Account (which notice shall be delivered only if an Event of Default has occurred and is continuing under the Credit Agreement (as defined in the Security Agreement)), the Grantor is authorized by the Collateral Agent to withdraw funds credited to the Pledged Account. Upon delivery of a Direction Notice by the Collateral Agent to you and until the Direction Notice is withdrawn, you shall no longer follow instructions from the Grantor or any person acting on behalf of the Grantor with respect to the Pledged Account and shall instead take instructions solely from the Collateral Agent (including instructions to withdraw and transfer funds from the Pledged Account).

            You hereby represent and warrant that the person executing this letter agreement on your behalf is duly authorized to do so.

            No amendment or waiver of any provision of this letter agreement, nor consent to any departures by you or the Grantor herefrom, shall be effective unless the same shall be in writing as signed by you, the Grantor and the Collateral Agent.

            This letter agreement shall be binding upon you and your successors and assigns and shall inure to the benefit of the Secured Parties and their successors, transferees and assigns. You may terminate this letter agreement upon thirty days' prior written notice to the Grantor and the Collateral Agent.

            This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this letter agreement by telecopier shall be effective as delivery of an original executed counterpart of this letter agreement.

            Please indicate your acknowledgment of and agreement to the provisions of this letter agreement by signing in the appropriate space provided below and returning this letter agreement to ________________, _______________, __________, ________ ______, Telecopier No.: (212) ___-____, Attention:
________________. If you elect to deliver this letter agreement by telecopier, please arrange for the executed original to follow by next-day courier.

            This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                          Very truly yours,

                                          [NAME OF GRANTOR]

                                          By
                                               Title:

                                          [NAME OF COLLATERAL AGENT], as
                                          Collateral Agent

                                          By
                                               Title:

Acknowledged and agreed to as of the date first above written:

[NAME OF PLEDGED ACCOUNT BANK]

By _________________________________
    Title:

                                                               Schedule I to the
                                                          Pledged Account Letter


Concentration Account Number   Concentration Account Name
----------------------------   --------------------------

                                                                Exhibit C to the
                                                              Security Agreement

                          FORM OF CONSENT AND AGREEMENT

            The undersigned hereby (a) acknowledges notice of, and consents to the terms and provisions of, the Security Agreement dated July 23, 1999 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement", the terms defined therein being used herein as therein defined) from ____________________ (the "Grantor") and certain other grantors from time to time party thereto to Morgan Stanley Senior Funding, Inc., as Collateral Agent (the "Collateral Agent") for the Secured Parties referred to therein, (ii) consents in all respects to the pledge and assignment to the Collateral Agent of all of the Grantor's right, title and interest in, to and under the Assigned Agreement (as defined below) pursuant to the Security Agreement, (iii) acknowledges that the Grantor has provided it with notice of the right of the Collateral Agent in the exercise of its rights and remedies under the Security Agreement to make all demands, give all notices, take all actions and exercise all rights of the Grantor under the Assigned Agreement, and
(iv) agrees with the Collateral Agent that:

            (i) The undersigned will make all payments to be made by it under or in connection with the __________ Agreement dated _______________, ____ (the "Assigned Agreement") between the undersigned and the Grantor directly to the Collateral Account or otherwise in accordance with the instructions of the Collateral Agent.

            (ii) All payments referred to in paragraph (i) above shall be made by the undersigned irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off and shall be final, and the undersigned will not seek to recover from any Secured Party for any reason any such payment once made.

            (iii) The Collateral Agent or its designee shall be entitled to exercise any and all rights and remedies of the Grantor under the Assigned Agreement in accordance with the terms of the Security Agreement, and the undersigned shall comply in all respects with such exercise.

            (iv) The undersigned will not, without the prior written consent of the Collateral Agent, (A) cancel or terminate the Assigned Agreement or consent to or accept any cancellation or termination thereof, or (B) amend, amend and restate, supplement or otherwise modify the Assigned Agreement, except, in each case, to the extent otherwise permitted under the Credit Agreement referred to in the Security Agreement.

            (v) In the event of a default by the Grantor in the performance of any of its obligations under the Assigned Agreement, or upon the occurrence or non-occurrence of any event or condition under the Assigned Agreement which would immediately or with the passage of any applicable grace period or the giving of notice, or both, enable the undersigned to terminate or suspend its obligations under the Assigned Agreement, the undersigned shall not terminate the Assigned Agreement until it first gives written notice thereof to the Collateral Agent and permits the Grantor and the Collateral Agent the period of time afforded to the Grantor under the Assigned Agreement to cure such default.

            (vi) The undersigned shall deliver to the Collateral Agent, concurrently with the delivery thereof to the Grantor, a copy of each notice, request or demand given by the undersigned pursuant to the Assigned Agreement.

            (vii) Except as specifically provided in this Consent and Agreement, neither the Collateral Agent nor any other Secured Party shall have any liability or obligation under the Assigned Agreement as a result of this Consent and Agreement, the Security Agreement or otherwise.

            In order to induce the Lender Parties to make Advances and issue Letters of Credit under the Credit Agreement and the Hedge Banks to enter into Secured Hedge Agreements from time to time, the undersigned repeats and reaffirms for the benefit of the Secured Parties the representations and warranties made by it in the Assigned Agreement.

            This Consent and Agreement shall be binding upon the undersigned and its successors and assigns, and shall inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Secured Parties and their successors, transferees and assigns. This Consent and Agreement shall be governed by and construed in accordance with the laws of the State of New York.

            IN WITNESS WHEREOF, the undersigned has duly executed this Consent and Agreement as of the date set opposite its name below.

Dated:  _______________, ____             [NAME OF OBLIGOR]

                                          By
                                               Title: